SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement	[ ]	Soliciting Material Under Rule 14a-12
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials

JUNIPER NETWORKS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

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[ ]	Fee paid previously with preliminary materials:
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

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Notice of 2013 Annual Meeting of Stockholders

Time and Date	9:00 a.m., Pacific Time, on Tuesday, May 21, 2013

Place	Juniper Networks, Inc.
1133 Innovation Way
Building A, Aristotle Conference Room
Sunnyvale, CA 94089

Items of Business
(1)	To elect three directors;
(2)	To ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as auditors for the fiscal year ending December 31, 2013;
(3)	To hold a non-binding advisory vote regarding executive compensation; and
(4)	To consider such other business as may properly come before the meeting.

Adjournments and Postponements
Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date
You are entitled to vote only if you were a Juniper Networks stockholder as of the close of business on March 28, 2013.

Meeting Admission
You are entitled to attend the annual meeting only if you were a Juniper Networks stockholder as of the close of business on March 28, 2013. You should be prepared to present valid government-issued photo identification for admittance. In addition, if you are a stockholder of record, your ownership will be verified against the list of stockholders of record on the record date prior to being admitted to the meeting. If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to March 28, 2013, a copy of any voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the annual meeting.

The annual meeting will begin promptly at 9:00 a.m., Pacific Time. Check-in will begin at 8:30 a.m., Pacific Time, and you should allow ample time for the check-in procedures.

This notice of annual meeting and proxy statement and form of proxy are first being provided to our stockholders on or about April 9, 2013.

Juniper Networks, Inc. Notice of 2013 Annual Meeting and Proxy Statement

Voting
Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read this proxy statement and vote your shares as soon as possible.

If you received notice of how to access the proxy materials over the Internet, a proxy card and voting instruction card were not sent to you, but you may vote by telephone, over the Internet, or by scanning the QR code below using your mobile device. If you received a proxy card and other proxy materials by mail, you may submit your proxy card or voting instruction card for the annual meeting by completing, signing, dating and returning your proxy card or voting instruction card in the pre-addressed envelope provided, or, in most cases, by using the telephone or the Internet. For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers beginning on page 1 of this proxy statement and the instructions on the proxy card or voting instruction card or that are provided by email or over the Internet.

By Order of the Board of Directors,

Mitchell L. Gaynor
Executive Vice President,
General Counsel and Secretary

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 21, 2013
The proxy statement, form of proxy and our 2012 Annual Report are available at www.proxyvote.com

Scan this QR code with your mobile device to vote your shares

2013 Annual Meeting of Stockholders Notice of
Annual Meeting and Proxy Statement
Table of Contents

Questions and Answers about the Proxy Materials and the Annual Meeting	1
Why am I receiving these materials?	1
What is included in these materials?	1
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials
this year instead of a full set of proxy materials?	1
How can I get electronic access to the proxy materials?	1
How may I obtain Juniper Networks’ 2012 Annual Report on Form-10-K?	1
How may I obtain a separate set of proxy materials?	1
What items of business will be voted on at the annual meeting?	2
How does the Board recommend that I vote?	2
What shares can I vote?	2
What is the difference between holding shares as a stockholder of record and as a beneficial owner?	2
How can I attend the annual meeting?	3
If I am unable to attend the annual meeting in person, can I view the meeting via webcast?	3
How can I vote my shares in person at the annual meeting?	3
How can I vote my shares without attending the annual meeting?	3
Can I change my vote or otherwise revoke my proxy?	4
How many shares must be present or represented to conduct business at the annual meeting?	4
Will my shares be voted if I do not vote as described in the Notice?	4
What is the vote required to approve each of the proposals?	4
What are broker non-votes?	5
Is cumulative voting permitted for the election of directors?	5
What happens if additional matters are presented at the annual meeting?	5
Who will bear the cost of soliciting votes for the annual meeting?	5
Where can I find the voting results of the annual meeting?	5
What is the deadline to propose actions for consideration or to nominate individuals
to serve as directors?	5
Corporate Governance Principles and Board Matters	7
Recent Governance Changes	7
Board Independence	7
Board Structure and Committee Composition	8
Board Leadership Structure and Role of the Lead Independent Director	10
Identification and Evaluation of Nominees for Directors	10
Management Succession Planning	11
Board’s Role in Risk Oversight	12
Communications with the Board	12
Policy on Director Attendance at Annual Meetings	12
Director Compensation	13
Non-Employee Director Meeting Fee and Retainer Information	13
Director Compensation Table For Fiscal 2012	14

Proposals to be Voted On	15
PROPOSAL NO. 1 – Election of Directors	15
PROPOSAL NO. 2 – Ratification of Independent Registered Public Accounting Firm	20
PROPOSAL NO. 3 – Non-Binding Advisory Vote on Executive Compensation	21
Security Ownership of Certain Beneficial Owners and Management and
Related Stockholder Matters	26
Executive Officer and Director Stock Ownership Guidelines	27
Section 16(a) Beneficial Ownership Reporting Compliance	28
Certain Relationships and Related Transactions	28
Compensation Consultant Fee Disclosure	28
Executive Compensation	29
Compensation Discussion and Analysis	29
Executive Summary	30
Executive Compensation Philosophy and Objectives	36
Role of the Compensation Consultant	36
Role of the Chief Executive Officer and Management	36
Factors Considered in Determining Executive Compensation	37
Elements of Executive Compensation	39
Base Salary	39
Executive Annual Cash Incentive Compensation	40
Long-Term Equity Incentive Compensation	42
Benefits and Perquisites	45
Severance Benefits	45
Equity Award Granting Policy	48
Equity Ownership Guidelines	49
Committee Policy on 280G Excise Taxes	49
Repayment of Certain Bonus and Incentive Payments	49
The Impact of Favorable Accounting and Tax Treatment on Compensation Program Design	50
Compensation Committee Report	50
Compensation Committee Interlocks And Insider Participation	51
Summary Compensation Table	51
Grants of Plan-Based Awards for Fiscal 2012	53
Outstanding Equity Awards at Fiscal 2012 Year End	54
Option Exercises and Stock Vested For Fiscal 2012	56
Equity Compensation Plan Information	56
Principal Accountant Fees and Services	58
Fees Incurred by Juniper Networks for Ernst & Young LLP	58
Report of the Audit Committee of the Board of Directors	59

Questions and Answers about the Proxy Materials and the Annual Meeting

Q:	Why am I receiving these materials?
A:	The Board of Directors (the “Board”) of Juniper Networks, Inc., a Delaware corporation (“Juniper Networks” or the “Company”), has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail or email, in connection with the Board’s solicitation of proxies for use at Juniper Networks’ annual meeting of stockholders, which will take place on May 21, 2013. As a Juniper Networks stockholder as of March 28, 2013 (the “Record Date”), you are invited to attend the annual meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

Q:	What is included in these materials?
A:	These materials include:

Our proxy statement for the annual meeting; and Our 2012 Annual Report, which includes our audited consolidated financial statements.

If you requested printed versions of these materials by mail, these materials also include the proxy card or voting instruction card for the annual meeting.

Q:	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
A:	Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, on or about April 9, 2013, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners as of the Record Date. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice (www.proxyvote.com) or request to receive a set of the proxy materials by mail or electronically by email. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
Q:	How can I get electronic access to the proxy materials?
A:	The Notice will provide you with instructions regarding how to:

View our proxy materials for the annual meeting on the Internet; and Instruct us to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:	How may I obtain Juniper Networks’ 2012 Annual Report on Form 10-K?
A:	Stockholders may request a free copy of the 2012 Annual Report on Form 10-K from our principal executive offices at:

Juniper Networks, Inc. Attn: Investor Relations 1194 North Mathilda Avenue Sunnyvale, CA 94089 (408) 745-2000

A copy of our 2012 Annual Report on Form 10-K is also available with our other proxy materials at www.proxyvote.com. In addition, you can access a copy on the website of the SEC. You can reach this website by going to the Investor Relations Center on our website, and clicking on the link labeled “SEC Filings.” The website of the Investor Relations Center is:

http://www.juniper.net/us/en/company/investor-relations/

We will also furnish any exhibit to the 2012 Annual Report on Form 10-K if specifically requested in writing.

Q:	How may I obtain a separate set of proxy materials?
A:	If you share an address with another stockholder, you may receive only one Notice (or other stockholder communications, including our proxy materials)

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Juniper Networks, Inc. Notice of 2013 Annual Meeting and Proxy Statement	1

unless you have provided contrary instructions. If you wish to receive a separate Notice now or in the future, you may write or call us to request a separate copy from:

Juniper Networks, Inc. Attn: Investor Relations 1194 North Mathilda Avenue Sunnyvale, CA 94089 (408) 745-2000

http://www.juniper.net/us/en/company/investor-relations/

Similarly, if you share an address with another stockholder and have received multiple copies of the Notice, you may write or call us at the above address and phone number to request delivery of a single copy of the Notice.

Q:	What items of business will be voted on at the annual meeting?
A:	The items of business scheduled to be voted on at the annual meeting are:

  To elect three directors;
  To ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as auditors for the fiscal year ending December 31, 2013; and
  To hold a non-binding advisory vote regarding executive compensation.

We will also consider other business that properly comes before the annual meeting.
Q:	How does the Board recommend that I vote?
A:	Our Board recommends that you vote your shares:

  “FOR” each of the nominees to the Board;
  “FOR” the ratification of the appointment of Ernst & Young LLP, an independent registered public accounting firm, as auditors for the fiscal year ending December 31, 2013; and
  “FOR” the approval of our executive compensation.

Q:	What shares can I vote?
A:	Each share of Juniper Networks common stock issued and outstanding as of the close of business on March 28, 2013, the Record Date, is entitled to be voted on all items being voted upon at the annual meeting. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner (i.e., in street name) through a broker, trustee or other nominee such as a bank. More information on how to vote these shares is contained in this proxy statement. On the Record Date, we had approximately 510,915,887 shares of common stock issued and outstanding.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:	Most Juniper Networks stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially, which may affect how you can vote your shares.

Stockholder of Record

If your shares are registered directly in your name with Juniper Networks’ transfer agent, Wells Fargo Shareowner Services, you are considered, with respect to those shares, the stockholder of record, and the Notice or proxy statement was sent directly to you by Juniper Networks. As the stockholder of record, you have the right to grant your voting proxy directly to Juniper Networks as described in the Notice and this proxy statement or to vote in person at the annual meeting.

Questions and Answers about the Proxy Materials
and the Annual Meeting

Beneficial Owner

If your shares are held in a brokerage account, by trustee or by another nominee, you are considered the beneficial owner of shares held in street name, and the Notice or proxy statement was forwarded to you by such broker or nominee. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the annual meeting.

Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a legal proxy from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided a voting instruction card for you to use in directing the broker, trustee or nominee how to vote your shares.

Q:	How can I attend the annual meeting?
A:	You are entitled to attend the annual meeting only if you were a Juniper Networks stockholder as of the close of business on March 28, 2013, the Record Date. You should be prepared to present valid government-issued photo identification for admittance. In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record on the record date prior to your being admitted to the annual meeting. If you are not a stockholder of record but hold shares through a broker, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to March 28, 2013, the Record Date, a copy of any voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide valid government-issued photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the annual meeting.

The annual meeting will be held on May 21, 2013 at our new corporate headquarters located at 1133 Innovation Way Building A, Sunnyvale, CA 94089. The annual meeting will begin promptly at 9:00 a.m., Pacific Time. Check-in will begin at 8:30 a.m., and you should allow ample time for the check-in procedures.
Q:	If I am unable to attend the annual meeting in person, can I view the meeting via webcast?
A:	The annual meeting will be available live via webcast beginning at 9:00 a.m. Pacific Time on May 21, 2013. Please visit the following link to view the webcast: http://investor.juniper.net.

Q:	How can I vote my shares in person at the annual meeting?
A:	Shares held in your name as the stockholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, you should also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:	How can I vote my shares without attending the annual meeting?
A:	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a stockholder of record, you may vote by submitting a proxy by any of the methods specified below. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions in the proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

By Internet – Stockholders of record of Juniper Networks with Internet access may submit proxies by following the “Vote by Internet” instructions on their proxy cards or the Notice or by following the voting instructions provided by email or over the Internet. Most Juniper Networks stockholders who hold shares beneficially in street name may vote by accessing the website specified in the voting instruction cards provided by their brokers, trustee or nominees. If you hold your shares in street name, please check the voting instruction card provided by your broker, trustee or nominee for Internet voting availability.

By Telephone – Stockholders of record of Juniper Networks who live in the United States or Canada may submit proxies by following the “Vote by Phone” instructions on their proxy cards or the Notice or by

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Juniper Networks, Inc. Notice of 2013 Annual Meeting and Proxy Statement	3

following the voting instructions provided by email or over the Internet. Most Juniper Networks stockholders who hold shares beneficially in street name and live in the United States or Canada may vote by phone by calling the number specified in the voting instruction cards provided by their brokers, trustee or nominees. If you hold your shares in street name, please check the voting instruction card provided by your broker, trustee or nominee for telephone voting availability.

By Mail – Stockholders of record of Juniper Networks who receive proxy materials by mail may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Juniper Networks stockholders who hold shares beneficially in street name and who receive voting materials by mail from their brokers, trustees or nominees may vote by mail by completing, signing and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelopes.

Q:	Can I change my vote or otherwise revoke my proxy?
A:	You may change your vote at any time prior to the vote at the annual meeting. If you are the stockholder of record, you may change your vote by granting a new proxy by telephone, over the Internet or by submitting a properly signed proxy card bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to the Juniper Networks Corporate Secretary at Juniper Networks, Inc., ATTN: Corporate Secretary, 1194 North Mathilda Avenue, Sunnyvale, California 94089 prior to your shares being voted, or by attending the annual meeting and voting in person. Attendance at the annual meeting without any other action will not cause your previously granted proxy to be revoked. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the annual meeting and voting in person.

Q:	How many shares must be present or represented to conduct business at the annual meeting?
A:	The quorum requirement for holding the annual meeting and transacting business is that holders of a majority of shares of Juniper Networks common stock entitled to vote must be present in person or represented by proxy at the annual meeting. Both abstentions and broker non-votes will be counted for the purpose of determining the presence of a quorum.
Q:	Will my shares be voted if I do not vote as described in the Notice?
A:	If your shares are held in street name, your broker may, under certain circumstances, vote your shares. Certain brokerage firms, trustees and nominees have authority to vote client’s unvoted shares on some “routine” matters. If you do not give voting instructions to your broker, trustee or nominee, your broker, trustee or nominee may either (1) vote your shares on “routine” matters or (2) leave your shares unvoted. The proposal related to the ratification of the appointment of Ernst & Young as auditors for the fiscal year ending December 31, 2013 is considered a “routine” matter. None of the other proposals are considered “routine” matters and therefore, your broker will not be able to vote on these proposals without your instructions. If you are a stockholder of record and do not submit a proxy or vote at the annual meeting, your shares will not be voted.

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card or vote by telephone or over the Internet without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all of Juniper Networks’ nominees to the Board, “FOR” ratification of the independent registered public accounting firm, “FOR” approval of our executive compensation and in the discretion of the proxy holders as to any other matters that may properly come before the annual meeting.

Q:	What is the vote required to approve each of the proposals?

  Each of the three nominees for director will be elected if he or she receives a majority of the votes cast with respect to the nominee at the annual meeting (meaning the number of shares voted “FOR” a director nominee must exceed the number of shares voted “AGAINST” that director nominee).
  The proposals for the approval of the ratification of the independent registered public accounting firm, and the approval of our executive compensation each requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy and entitled to vote on each proposal at the annual meeting. The vote on approval of our executive compensation is non-binding on the Company and the Board. However, we will take the outcome of the vote under advisement in evaluating our executive compensation programs.

Questions and Answers about the Proxy Materials
and the Annual Meeting

Broker Non-Votes: For purposes of all proposals, broker non-votes will not affect the outcome of proposals, assuming that a quorum is obtained.

Abstentions: Abstentions will have the same effect as a vote “AGAINST” the non-binding, advisory proposal on executive compensation and the proposal for the approval of the ratification of the independent registered public accounting firm. Abstentions will not affect the vote on the election of directors.

Q	What are broker non-votes?
A:	If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner, such as the proposals related to the election of directors and the non-binding advisory vote to approve executive compensation, and voting instructions are not given.

Q:	Is cumulative voting permitted for the election of directors?
A:	No. Each share of common stock outstanding as of the close of business on the Record Date is entitled to one vote.

Q:	What happens if additional matters are presented at the annual meeting?
A:	Other than the three items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Robyn M. Denholm and Mitchell Gaynor, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q:	Who will bear the cost of soliciting votes for the annual meeting?
A:	Juniper Networks is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these materials and soliciting votes. If you access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We also have hired Innisfree M&A Incorporated to assist us in the distribution of proxy materials and the solicitation of votes described above. We will pay Innisfree M&A Incorporated a fee of $15,000 and reimburse them for customary costs and expenses associated with these services. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

Q:	Where can I find the voting results of the annual meeting?
A:	We intend to announce voting results from the annual meeting in a current report on Form 8-K within four (4) business days of the annual meeting. If the voting results announced in the Form 8-K are preliminary, we will file an amended Form 8-K reporting final voting results within four (4) business days of such final voting results becoming available.

Q:	What is the deadline to propose actions for consideration or to nominate individuals to serve as directors?
A:	Although the deadline for submitting proposals or director nominations for consideration at the 2013 annual meeting has passed, you may submit proposals, and director nominations, for consideration at future stockholder meetings.

Stockholder Proposals: For a stockholder proposal to be considered for inclusion in Juniper Networks’ proxy statement for the 2014 annual meeting, the written proposal must be received by the Corporate Secretary of Juniper Networks at our principal executive offices no later than December 10, 2013. If the date of the 2014 annual meeting is moved more than 30 days before or after the anniversary date of the 2013 annual meeting, the deadline for inclusion of proposals in Juniper Networks’ proxy statement for the 2014 annual meeting is instead a reasonable time before Juniper Networks begins to print and mail its proxy materials for the 2014 annual meeting. Such proposals also will need to comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Juniper Networks, Inc. ATTN: Corporate Secretary 1194 North Mathilda Avenue Sunnyvale, CA 94089 Fax: (408)745-2100

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Juniper Networks, Inc. Notice of 2013 Annual Meeting and Proxy Statement	5

For a stockholder proposal that is not intended to be included in Juniper Networks’ proxy statement under Rule 14a-8, the stockholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of Juniper Networks common stock to approve that proposal, provide the information required by the bylaws of Juniper Networks and give timely notice to the Corporate Secretary of Juniper Networks in accordance with our bylaws, which, in general, require that the proper notice be received by the Corporate Secretary of Juniper Networks not more than 75 days and not less than 45 days prior to the one year anniversary of the date Juniper Networks first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) to stockholders in connection with the previous year’s annual meeting of stockholders. For the 2014 annual meeting, the notice must be received no earlier than January 24, 2014 and no later than February 23, 2014. However, if the date of the 2014 annual meeting is advanced more than 30 days before or more than 60 days after the anniversary date of this year’s annual meeting, then for notice to be timely, the notice must be received by the Corporate Secretary not earlier than the 120th day prior to the 2014 annual meeting and not later than the close of business on the later of the 90th day prior to the 2014 annual meeting or the 10th day following the day on which public announcement of the date of the 2014 annual meeting is first made by Juniper Networks. To be in proper form, a stockholder’s notice to the Corporate Secretary must set forth the information required by the Company’s bylaws.

Recommendation and Nomination of Director Candidates: The Nominating and Corporate Governance Committee will consider both recommendations and nominations for candidates to the Board from Qualifying Stockholders. A “Qualifying Stockholder” is a stockholder that has owned for a period of one year prior to the date of the submission of the recommendation through the time of submission of the recommendation at least 1% of the total common stock of the Company outstanding as of the last day of the calendar month preceding the submission. A Qualifying Stockholder that desires to recommend a candidate for election to the Board must direct the recommendation in writing to Juniper Networks, Inc., ATTN: Corporate

Secretary, 1194 North Mathilda Avenue, Sunnyvale, California 94089, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years, written evidence that the candidate is willing to serve as a director of the Company if nominated and elected and evidence of the nominating person’s ownership of Company common stock.

A stockholder that instead desires to nominate a person directly for election to the Board must meet the deadlines and other requirements set forth in Section 2.5 of the Company’s bylaws and the rules and regulations of the SEC. To be timely, such stockholder’s notice must be delivered to or mailed and received by the Corporate Secretary of the Company not more than 75 days and not less than 45 days prior to the one year anniversary of the date Juniper Networks first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) to stockholders in connection with the Company’s previous year’s annual meeting of stockholders. For the 2014 annual meeting, the notice must be received no earlier than January 24, 2014 and no later than February 23, 2014. However, if the date of the 2014 annual meeting is advanced more than 30 days before or more than 60 days after the anniversary date of this year’s annual meeting, then for notice to be timely, the notice must be received by the Corporate Secretary not earlier than the 120th day prior to the 2014 annual meeting and not later than the close of business on the later of the 90th day prior to the 2014 annual meeting or the 10th day following the day on which public announcement of the date of the 2014 annual meeting is first made by Juniper Networks. To be in proper form, a stockholder’s notice to the Corporate Secretary must set forth the information required by the Company’s bylaws.

Copy of Bylaws: You may contact the Juniper Networks Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Corporate Governance Principles and Board Matters

Juniper Networks is committed to having sound corporate governance principles. Having such principles is essential to running our business efficiently and to maintaining our integrity in the marketplace. Juniper Networks’ Corporate Governance Standards and Worldwide Code of Business Conduct and Ethics applicable to all Juniper Networks employees, officers and directors are available at http://www.juniper.net/us/en/company/investor-relations/. Our Worldwide Code of Business Conduct and Ethics complies with the rules of the SEC, the listing standards of the New York Stock Exchange (“NYSE”) and Rule 406 of the Sarbanes-Oxley Act of 2002. Juniper Networks has also adopted procedures for raising concerns related to accounting and auditing matters in compliance with the listing standards of the NYSE. Concerns relating to accounting, legal, internal controls or auditing matters may be brought to the attention of either the Company’s Concerns Committee (comprised of the Company’s Chief Financial Officer, General Counsel, Executive Vice President of Human Resources, Corporate Controller and the Vice President of Internal Audit), or to the Audit Committee directly. Concerns are handled in accordance with procedures established with respect to such matters under our Reporting Ethics Concerns Policy. For information on how to contact the Audit Committee directly, please see the section entitled “Communications with the Board” below.

Recent Governance Changes

In February 2012, our Board of Directors (the “Board”) approved changes to Juniper Networks’ Bylaws and Corporate Governance Standards to implement majority voting in uncontested elections of directors after May 2012.

In an uncontested election, each nominee is required to submit a resignation of his or her directorship in writing to the Chairman of the Nominating and Corporate Governance Committee of the Board. The resignation becomes effective only if the director fails to receive a sufficient number of votes for re-election at the meeting of stockholders and the Board accepts the resignation. If the director nominee fails to receive the requisite vote contemplated by our bylaws, the Nominating and Corporate Governance Committee of the Board will make a recommendation to the Board as to whether to accept or reject the resignation, or whether other action should be taken. The Board will act upon the recommendation and publicly disclose its decision and rationale within 90 days from the date of the certification of the election results.

Also in February 2012, subject to subsequent approval by the stockholders of the Company, the Board approved an amendment to our Amended and Restated Certificated of Incorporation to declassify the Board. In May 2012, our stockholders approved the amendment to declassify the Board. At the annual meeting, the directors whose terms expire at that meeting shall be elected to hold office for a one-year term expiring at the 2014 annual meeting of stockholders. At the 2014 annual meeting of stockholders, the directors whose terms expire at that meeting (including the directors elected at the 2013 annual meeting) shall be elected to hold office for a one-year term expiring at the 2015 annual meeting of stockholders, and at the 2015 annual meeting of stockholders and each annual meeting of stockholders thereafter, all directors will be elected to hold office for one-year terms expiring at the next annual meeting of stockholders.

Board Independence

Our Board has determined that, except for Kevin Johnson and Pradeep Sindhu, each of whom is an employee of the Company, and Scott Kriens, who was an employee of the Company until April 1, 2011, none of the current directors has a material relationship with Juniper Networks (either directly or as a partner, stockholder or officer of an organization that has a relationship with Juniper Networks). The Board has also determined that the following directors are independent within the meaning of the NYSE director independence standards: Messrs. Calderoni, Lawrie, Meehan, Schlotterbeck and Stensrud, and Ms. Cranston and Ms. Johnson. Furthermore, the Board has determined that each of the members of each of the standing committees of the Board has no relationship with Juniper Networks (either directly or as a partner, stockholder or officer of an organization that has a relationship with Juniper Networks) and is “independent” within the meaning of the NYSE director independence standards, including in the case of the members of the Audit Committee, the heightened “independence” standard required for such committee members set forth in the applicable SEC rules. The members of the Compensation Committee are also non-employee directors as defined in Rule 16b-3 of the Exchange Act and are outside directors as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended.

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Juniper Networks, Inc. Notice of 2013 Annual Meeting and Proxy Statement	7

In making the determination of the independence of our directors, the Board considered all transactions in which Juniper Networks was a participant and any director had any interest, including transactions involving Juniper Networks and payments made to or from companies and entities in the ordinary course of business where our directors serve as partners, directors or as a member of the executive management of the other party to the transaction.

In particular, the Board considered transactions between Juniper Networks and each of Ariba, Inc. (“Ariba”), where Mr. Robert Calderoni serves as President and Chief Executive Officer, SAP AG (“SAP”), which acquired Ariba in October 2012, Computer Sciences Corporation (“CSC”), where Mr. Michael Lawrie serves as President and Chief Executive Officer, and Salesforce.com, where Mr. Stratton Sclavos (who served as a member of our Board through February 14, 2012) serves as a member of the board of directors.

Until January 2013, we leased office space from Ariba, approximately two-thirds of which was pursuant to an agreement originally entered into by and between NetScreen Technologies, Inc. and Ariba prior to our acquisition of NetScreen in 2004. In 2012, we paid approximately $11.2 million in connection with this lease. In addition, in 2012, Juniper Networks purchased approximately $11.7 million in software and services from SAP. Mr. Calderoni is currently an employee of SAP but is not a member of the executive board of SAP. The agreements that pertain to these transactions were negotiated and maintained at arm’s length, and we do not believe they are material to the results of operations or business of Juniper Networks.

CSC purchased approximately $6.8 million and approximately $3.9 million of Juniper Networks products and services in 2011 and 2010, respectively. Juniper Networks purchased approximately $3.5 million of enterprise cloud computing products and services from Salesforce.com in 2012. Salesforce.com purchased approximately $8.2 million of Juniper Networks products and services in 2012. The agreements that pertain to the CSC and Salesforce.com transactions were negotiated and are maintained at arm’s length, and we do not believe they are material to the results of operations or business of Juniper Networks.

In each case, the Board determined that the nature, size and circumstances of the relationships between Juniper Networks and each of Ariba and SAP, CSC and Salesforce.com did not preclude a determination of independence of Mr. Calderoni, Mr. Lawrie or Mr. Sclavos, respectively, under applicable SEC and NYSE rules.

Board Structure and Committee Composition

At our 2012 annual meeting of stockholders, our stockholders approved a proposal to declassify the Board effective for the 2013 annual meeting of stockholders, which will be phased-in for current members as their current terms expire. Each director elected at and after this annual meeting of stockholders will serve a one year term and will be required to stand for reelection at each annual meeting of stockholders thereafter. Previously, our

Board was divided into three classes and our directors served staggered three year terms. Continuing directors elected prior to this annual meeting of stockholders will serve the remainder of their three year, staggered terms. Assuming that each of the current directors remains on our Board, the following table sets forth when each current director will be required to stand for reelection:

2013 Annual Meeting	2014 Annual Meeting	2015 Annual Meeting
Pradeep Sindhu	Pradeep Sindhu	Pradeep Sindhu
Robert M. Calderoni	Robert M. Calderoni	Robert M. Calderoni
William F. Meehan	William F. Meehan	William F. Meehan
	Mary B. Cranston	Mary B. Cranston
	Kevin R. Johnson	Kevin R. Johnson
	J. Michael Lawrie	J. Michael Lawrie
	David Schlotterbeck	David Schlotterbeck
Scott Kriens
William R. Stensrud
Mercedes Johnson

The Board has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The membership during the last fiscal year and the principal function of each of these committees are described below. Each of these committees operates under a written charter adopted by the Board. The charters of these committees are available on Juniper Networks’ website at

Corporate Governance Principles and Board Matters

http://www.juniper.net/us/en/company/investor-relations/. In addition, the Board has a Stock Committee comprised of the Chief Executive Officer, Chief Financial Officer and a non-employee director, currently Ms. Cranston. The Stock Committee has authority to grant equity awards to employees who are not executive officers. During 2012, the Stock Committee held 12 meetings. The Board has also established M&A, special litigation, offering, and stock repurchase committees for specific purposes, such as the review and approval of certain acquisitions, the oversight of specific litigation matters, the issuance of securities or the repurchases of our common stock. During 2012, the M&A Committee, consisting of Messrs. Johnson, Calderoni, Lawrie and Stensrud, met five times. During 2012, each director attended at least 75% of all Board and applicable committee meetings.

The following table shows all persons who served on the Board and applicable committees during 2012 or were serving as of the date this proxy statement was filed with the SEC:

Nominating
and Corporate
Name of Director	Board	Audit	Compensation	Governance
Non-Employee Directors:
Robert M. Calderoni(1)	X	X
Mary B. Cranston(2)	X	X		X
Mercedes Johnson(3)	X	X		X
Scott Kriens	X
J. Michael Lawrie(4)	X		X
William F. Meehan	X	X		X
Stratton Sclavos(5)	X			X
William R. Stensrud	X		X
David Schlotterbeck(6)	X		X
Employee Directors:
Kevin R. Johnson	X
Pradeep Sindhu	X
Number of Meetings in Fiscal 2012	6	13	10	4

X = Committee member
(1)	The Board has determined that Mr. Calderoni is an “audit committee financial expert” within the meaning of the rules promulgated by the SEC.
(2)	Ms. Cranston became a member of the Audit Committee effective November 15, 2012.
(3)	Ms. Johnson became a member of the Nominating and Corporate Governance Committee effective November 15, 2012.
(4)	Mr. Lawrie is the Board’s Lead Independent Director.
(5)	Mr. Sclavos resigned from the Board effective February 14, 2012.
(6)	Mr. Schlotterbeck stepped down from the Audit Committee effective November 15, 2012, and was replaced by Ms. Cranston. Mr. Schlotterbeck became chairman of the Compensation Committee effective November 15, 2012.

Audit Committee

The Audit Committee, among other things, assists the Board in fulfilling its responsibilities for general oversight of the integrity of Juniper Networks’ financial statements, Juniper Networks’ compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications, independence and performance, the performance of Juniper Networks’ internal audit function, Juniper Networks’ internal accounting and financial controls and risk management policies. The Audit Committee works closely with management as well as our independent registered public accounting firm to fulfill its obligations. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from Juniper Networks for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

The report of the Audit Committee is included herein on page 59. The charter of the Audit Committee is available at the Investor Relations Center on our website at http://www.juniper.net/us/en/company/investor-relations/.

Compensation Committee

The Compensation Committee discharges the Board’s responsibilities relating to compensation of our executive officers, including evaluation of the Chief Executive Officer; reviews the Compensation Discussion and Analysis and prepares an annual report on executive compensation, for inclusion in Juniper Networks’ proxy statement; and has overall responsibility for approving and evaluating executive officer compensation plans, policies and programs. The Compensation Committee also has responsibility for reviewing the overall equity award practices of the Company.

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Juniper Networks, Inc. Notice of 2013 Annual Meeting and Proxy Statement	9

The report of the Compensation Committee is included herein beginning on page 50. The charter of the Compensation Committee is available at the Investor Relations Center on our website at http://www.juniper.net/us/en/company/investor-relations/.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee seeks and recommends nomination of individuals qualified to become Board members, consistent with criteria approved by the Board, and oversees the governance of the Board, including establishing and ensuring compliance with our corporate governance standards; and identifies best practices and recommends corporate governance principles, including giving proper attention and making effective responses to stockholder concerns regarding corporate governance.

The charter of the Nominating and Corporate Governance Committee is available at the Investor Relations Center on our website at http://www.juniper.net/us/en/company/investor-relations/.

Board Leadership Structure and Role of the Lead Independent Director

The Board’s leadership structure is comprised of a Chairman of the Board, a Chief Executive Officer and a Lead Independent Director. In the current structure, the roles of Chief Executive Officer and Chairman of the Board are separated. Mr. Johnson, our Chief Executive Officer, is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company. Mr. Kriens, the Chairman of the Board, has served as Chairman of the Board since 1996 and served as Chief Executive Officer from 1996 to 2008. The Chairman of the Board sets the agenda for Board meetings, presides over meetings of the full Board and, in conjunction with the Nominating and Corporate Governance Committee, contributes to board governance and board process matters.

The Board believes that this structure benefits Juniper Networks by enabling the Chief Executive Officer to focus on strategic matters while enabling the Chairman of the Board to focus on Board process and governance matters, while also allowing Juniper Networks to benefit from Mr. Kriens’ experience as former Chief Executive Officer. The Board has also appointed a Lead Independent Director, Mr. Lawrie. In addition to the duties of all Board members, the specific responsibilities of the Lead Independent Director are to:

  provide the Chairman of the Board with input as to an appropriate schedule of Board meetings;
  provide the Chairman of the Board with input as to the preparation of agendas for Board meetings;
  provide the Chairman of the Board with input as to the quality, quantity, and timeliness of the flow of information from the Company’s management that is necessary for the independent directors to effectively and responsibly perform their duties;
  make recommendations to the Chairman of the Board regarding the retention of consultants who report directly to the Board (other than consultants who are selected by the various committees of the Board);
  preside over executive sessions of the Board; and
  act as a liaison between the independent directors and the Chairman of the Board and Chief Executive Officer on sensitive issues.

The Board believes that this overall structure of a separate Chairman of the Board and Chief Executive Officer, combined with a Lead Independent Director, results in an effective balancing of responsibilities, experience and independent perspective that meets the current corporate governance needs and oversight responsibilities of the Board.

The independent directors of the Company meet periodically, at least quarterly, in executive session. Executive sessions of the independent directors are chaired by the Lead Independent Director. The executive sessions include discussions and recommendations regarding guidance to be provided to the Chief Executive Officer and such topics as the independent directors determine.

Identification and Evaluation of Nominees for Directors

The Nominating and Corporate Governance Committee’s criteria and process for evaluating and identifying the candidates that it selects, or recommends to the full Board for selection, as director nominees, are as follows:

  The Nominating and Corporate Governance Committee regularly reviews the composition and size of the Board.

Corporate Governance Principles and Board Matters

  The Nominating and Corporate Governance Committee reviews the qualifications of any candidates who have been properly recommended or nominated by a stockholder, as well as those candidates who have been identified by management, individual members of the Board or, if the committee determines, a search firm. Such review may, in the committee’s discretion, include a review solely of information provided to the committee or may also include discussions with persons familiar with the candidate, an interview with the candidate or other actions that the Nominating and Corporate Governance Committee deems proper. Please see the information under “Recommendation and Nomination of Director Candidates” on page 6 of this proxy statement for more information on stockholder recommendations of director candidates.
  The Nominating and Corporate Governance Committee conducts an annual evaluation of the performance of individual directors and the Board as a whole, and evaluates the qualifications of individual members of the Board eligible for re-election at the annual meeting of stockholders.
  The Nominating and Corporate Governance
  Committee considers the suitability of each candidate, including the current members of the Board, in light of the current size and composition of the Board. In evaluating the qualifications of the candidates, the Nominating and Corporate Governance Committee considers many factors, including issues of character, judgment, independence, age, education, expertise, diversity of experience, length of service, other commitments and ability to serve on committees of the Board, as well as other individual qualities and attributes that contribute to board heterogeneity, including characteristics such as race, gender, and national origin. The Nominating and Corporate Governance Committee evaluates such factors, among others, and does not assign any particular weighting or priority to any of these factors. The committee considers each individual candidate in the context of the current perceived needs of the Board as a whole. While the committee has not established specific minimum qualifications for director candidates, the committee believes that candidates and nominees must reflect a Board that is comprised of directors who (i) are predominantly independent, (ii) are of high integrity, (iii) have qualifications that will increase overall Board effectiveness and (iv) meet other requirements as may be required by applicable rules and regulations, such as financial literacy or financial expertise with respect to Audit Committee members.
  In evaluating and identifying candidates, the Nominating and Corporate Governance Committee has the authority to retain and terminate any third party search firm that is used to identify director candidates, and has the authority to approve the fees and retention terms of any search firm.
  After such review and consideration, the Nominating and Corporate Governance Committee selects, or recommends that the Board select, the slate of director nominees, either at a meeting of the Nominating and Corporate Governance Committee at which a quorum is present or by unanimous written consent of the committee. If applicable, the Board will review the committee’s recommendations and approve final nominations.

Each of the directors nominated for re-election at the 2012 annual meeting was evaluated and recommended to the Board for nomination by the Nominating and Corporate Governance Committee, and nominated by the Board for re-election.

Management Succession Planning

Our Board believes that the directors and the Chief Executive Officer, or CEO, should collaborate on succession planning and that the entire board should be involved in the critical aspects of the CEO succession planning process, including establishing selection criteria that reflect our business strategies, identifying and evaluating potential internal candidates, and making key management succession decisions. Management succession is regularly discussed by the directors in

Board meetings and in executive sessions of the Board. Our Board annually conducts a detailed review of the Company’s leadership pipeline, talent strategies and succession plans for key executive positions. Directors become familiar with potential successors for key management positions through various means, including the comprehensive annual talent review, board dinners and presentations and informal meetings.

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Juniper Networks, Inc. Notice of 2013 Annual Meeting and Proxy Statement	11

Board’s Role in Risk Oversight

The Board has an active role, as a whole and also at the committee level, in overseeing management of Company risk. This role is one of informed oversight rather than direct management of risk. The Board regularly reviews and consults with management on strategic direction, challenges and risks faced by the Company. The Board also reviews and discusses with management quarterly financial results and forecasts. The Audit Committee of the Board oversees management of financial risks, and its charter tasks the committee with providing oversight of and review at least annually the Company’s risk management policies, including its investment policies and anti-fraud program, as well as management’s overall risk management process. The Compensation Committee of the Board is responsible for overseeing the management of risks relating to and arising from the Company’s executive compensation plans and arrangements. These committees provide regular reports on the Company’s risk management efforts, generally on a quarterly basis, to the full Board.

Management is tasked with the direct management and oversight of legal, financial, regulatory, and commercial compliance matters, which includes identification and mitigation of associated areas of risk. The Board receives regular reports from the Chief Executive Officer, Chief Financial Officer, General Counsel and other members of senior management regarding areas of significant risk to the Company, including operational, strategic, legal, regulatory, financial, and reputational risks. Throughout the year, the Chief Executive Officer reviews with the Board key strategic and operational issues, opportunities, and risks. At a Management level, the company maintains a compliance committee that focuses on legal and regulatory compliance, and a risk management committee that focuses on risk management overall and particularly on operational and strategic risks. In both identifying risks and developing mitigation plans for those risks, the company considers various factors, including, but not limited to, potential reputational and financial harm. In addition, the compliance committee and the risk management committee evaluate and seek to align risk management and compliance programs with the Company’s strategy. The General Counsel provides regular reports of legal risks to the Audit Committee and the Board. The Chief Financial Officer, the Controller and Vice President of Internal Audit provide regular reports to the Audit Committee concerning financial, tax and audit related risks. In addition, both the Board and the Audit Committee receive periodic reports and presentations from management on the Company’s risk mitigation programs and efforts, compliance programs and efforts, investment policy and practices and the results of various internal audit projects. Management and the Company’s compensation consultant provide analysis of risks related to the Company’s compensation programs and practices to the Compensation Committee.

Communications with the Board

Stockholders of Juniper Networks and other parties interested in communicating with the Board may contact any of our directors by writing to them c/o Juniper Networks, Inc., 1194 North Mathilda Avenue, Sunnyvale, California 94089. The Nominating and Corporate Governance Committee of the Board has approved a process for handling communications received by the Company. Under that process, the General Counsel receives and logs communications directed to the Board, the Lead Independent Director or the independent directors of the Board, and, unless marked “confidential”, reviews all such correspondence and regularly (not less than quarterly) forwards to the Board, the Lead Independent Director or the independent directors of the Board, as applicable, a summary of such correspondence and copies of such correspondence. Communications marked “confidential” will be logged as received by the General Counsel and then will be forwarded to the addressee(s).

Policy on Director Attendance at Annual Meetings

As set forth in our Corporate Governance Standards, absent extraordinary circumstances, each member of the Board is strongly encouraged to attend each annual stockholder meeting in person. Seven of our 10 directors, who were directors at the time, attended the 2012 annual meeting of stockholders.

Director Compensation

Non-Employee Director Meeting Fee and Retainer Information

In August 2012, the Board approved certain changes to the equity component of non-employee director compensation, which are applicable to the automatic awards to be made in 2013, including elimination of the automatic and non-discretionary grant of stock options to newly-appointed non-employee directors.

The following table provides information on Juniper Networks’ compensation and reimbursement practices during fiscal 2012 for non-employee directors:

Annual retainer for all non-employee directors (payable quarterly)	$55,000
Additional annual retainer for Audit Committee members (payable quarterly)	$10,000
Additional annual retainer for Compensation Committee members (payable quarterly)	$10,000
Additional annual retainer for Nominating and Corporate Governance Committee members (payable quarterly)	$5,000
Additional annual retainer for Audit Committee Chairman (payable quarterly)	$35,000
Additional annual retainer for Compensation Committee Chairman (payable quarterly)	$35,000
Additional annual retainer for Nominating and Corporate Governance Committee Chairman (payable quarterly)	$10,000
Additional annual retainer for the Chairman of the Board (payable quarterly)	$75,000
Additional annual retainer for the Lead Independent Director (payable quarterly)	$30,000
Restricted Stock Units granted annually(1)	$125,000
Reimbursement for expenses attendant to Board membership	Yes
Payment for each additional committee meeting attended after total committee meeting attendance exceeds eighteen (18) in a calendar year:	$1,250

(1)	Pursuant to the 2006 Plan, at the 2012 annual stockholder meeting, each non-employee director who was a non-employee director on the date of the prior year’s annual stockholder meeting was automatically granted Restricted Stock Units (“RSUs”) for a number of shares equal to the Annual Value (as defined below) and each non-employee director who was not a non-employee director on the date of the prior year’s annual stockholder meeting received a RSU award for a number of shares determined by multiplying the Annual Value by a fraction, the numerator of which is the number of days since the non-employee director received their initial stock option grant (or, in the case of a director who has transitioned from an employee director to a non-employee director and did not receive an initial stock option grant, the date the director became a non-employee director) and the denominator of which is 365, rounded down to the nearest whole share. The Annual Value means the number of RSUs equal to $125,000 divided by the average daily closing price of the Company’s common stock over the six month period ending on the last day of the fiscal year preceding the date of grant (for example, the period from July 1, 2011 — December 31, 2011 for Annual Awards granted in May 2012). These RSU awards vest approximately one year from the grant date subject to the non-employee director’s continuous service on the Board. In August 2012, the Board amended the 2006 Plan to increase the Annual Value from $125,000 to $225,000 for RSU awards commencing with the 2013 annual meeting of stockholders.

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Juniper Networks, Inc. Notice of 2013 Annual Meeting and Proxy Statement	13

Director Compensation Table For Fiscal 2012

The following table shows compensation information for our non-employee directors for fiscal 2012. Mr. Johnson and Dr. Sindhu have not received any separate compensation for their Board service. Compensation information for Mr. Johnson is included in the Summary Compensation Table on page 51.

Non-Employee Director Compensation for Fiscal 2012

					Change in
					Pension
					Value and
	Fees				Nonqualified
	Earned			Non-Equity	Deferred
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other
Name	in Cash	Awards(1)	Awards(1)	Compensation	Earnings	Compensation	Total
Robert M. Calderoni(2)	$100,000	$99,503	—	—	—	—	$199,503
Mary Cranston(3)	$72,500	$99,503	—	—	—	—	$172,003
Mercedes Johnson(4)	$66,250	$99,503	—	—	—	—	$165,753
Scott Kriens(5)	$130,000	$99,503	—	—	—	—	$229,503
J. Michael Lawrie(6)	$95,000	$99,503	—	—	—	—	$194,503
William F. Meehan(7)	$60,000	$99,503	—	—	—	—	$159,503
David Schlotterbeck(8)	$83,750	$99,503	—	—	—	—	$183,253
Stratton Sclavos(9)	$15,000	—	—	—	—	—	$15,000
William R. Stensrud(10)	$100,000	$99,503	—	—	—	—	$199,503

(1)	Amounts shown do not reflect compensation actually received by the director. Instead, the amount shown is the aggregate grant date fair value of stock- related awards in fiscal 2012 computed in accordance with ASC Topic 718 — Compensation — Stock Compensation (“ASC Topic 718”), disregarding forfeiture assumptions. The assumptions used to calculate the value of option awards are set forth under Note 12, Employee Benefit Plans, in the Notes to Consolidated Financial Statements in Item 8 of Part II of Juniper Networks’ Annual Report on Form 10-K for 2012 filed with the SEC on February 26, 2013.
(2)	As of December 31, 2012, Mr. Calderoni held 5,531 RSUs of the Company’s common stock. The aggregate grant date fair value for the stock award granted to Mr. Calderoni on May 22, 2012 was $99,503.
(3)	As of December 31, 2012, Ms. Cranston held outstanding options to purchase 60,356 shares and 5,531 RSUs of the Company’s common stock. The aggregate grant date fair value for the stock award granted to Ms. Cranston on May 22, 2012 was $99,503.
(4)	As of December 31, 2012, Ms. Johnson held outstanding options to purchase 50,000 shares and 5,531 RSUs of the Company’s common stock. The aggregate grant date fair value for the stock award granted to Ms. Johnson on May 22, 2012 was $99,503.
(5)	As of December 31, 2012, Mr. Kriens held zero options to purchase shares and 5,531 RSUs of the Company’s common stock. The aggregate grant date fair value for the stock award granted to Mr. Kriens on May 22, 2012 was $99,503.
(6)	As of December 31, 2012, Mr. Lawrie held outstanding options to purchase 74,712 shares and 5,531 RSUs of the Company’s common stock. The aggregate grant date fair value for the stock award granted to Mr. Lawrie on May 22, 2012 was $99,503.
(7)	As of December 31, 2012, Mr. Meehan held outstanding options to purchase 50,000 shares and 5,531 RSUs of the Company’s common stock. The aggregate grant date fair value for the stock award granted on May 22, 2012 was $99,503.
(8)	As of December 31, 2012, Mr. Schlotterbeck held outstanding options to purchase 50,000 shares and 5,531 RSUs of the Company’s common stock. The aggregate grant date fair value for the stock option award granted on May 22, 2012 was $99,503.
(9)	Mr. Sclavos resigned as a member of our Board effective as of February 14, 2012.
(10)	As of December 31, 2012, Mr. Stensrud held outstanding options to purchase 100,000 shares and 5,531 RSUs of the Company’s common stock. The aggregate grant date fair value for the stock award granted to Mr. Stensrud on May 22, 2012 was $99,503.

Proposals to be Voted on

Proposal No. 1
Election of Directors

There are three nominees for election as directors of the Board at this year’s annual meeting – Pradeep Sindhu, Robert M. Calderoni and William F. Meehan. Each of the nominees is presently a member of the Board. Information regarding the business experience of each nominee and the other members of the Board is provided below. A discussion of the qualifications, attributes and skills of each director that led our Board and the Nominating and Corporate Governance Committee to the conclusion that he should serve or continue to serve as a director has been added following each of the director biographies. Since stockholders approved last year’s proposal to amend the Company’s Amended and Restated Certificate of Incorporation to declassify the Board, beginning with the 2013 annual meeting of stockholders, directors will be elected for only one year. Each of the directors will be elected to serve a one-year term until the Company’s annual meeting in 2014 and until their respective successors are elected. There are no family relationships among our executive officers and directors.

If you sign your proxy or voting instruction card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted for the three persons recommended by the Board. If you do not give voting instructions to your broker, your broker will not be able to vote your shares and your shares will not be voted on this matter.

Our Board recommends a vote FOR the election to the Board of Pradeep Sindhu, Robert M. Calderoni and William F. Meehan as directors.

Provided a quorum is present, directors are elected by a majority of the votes cast with respect to the nominee at the annual meeting (i.e., the number of shares voted “FOR” a director nominee must exceed the number of votes cast “AGAINST” that nominee), except in the case of a contested election. If a nominee who is currently serving as a director is not elected at the Annual Meeting, under Delaware law the director will continue to serve on the Board as a “holdover director.” However, as a condition to re-nomination, each incumbent director is required to submit a resignation from the Board in writing to the Chairman of the Nominating and Corporate Governance Committee of the Board. The resignation will become effective only if the director fails to receive a majority of votes cast for re-election and the Board accepts the resignation. In the event of a contested election in accordance with our Bylaws, directors shall be elected by the vote of a plurality of the votes cast.

The majority voting standard will apply to the election taking place at the meeting. Consequently, in order to be elected, the number of shares voted “FOR” a director nominee must exceed the number of votes “AGAINST” that director nominee. If you hold shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote so that your vote can be counted on this proposal.

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Juniper Networks, Inc. Notice of 2013 Annual Meeting and Proxy Statement	15

Nominees for Election

Pradeep Sindhu Director since 1996 Age 60

Dr. Sindhu founded Juniper Networks in February 1996 and served as Chief Executive Officer and Chairman of the Board of Directors until September 1996. Since then, Dr. Sindhu has served as Vice Chairman of the Board of Directors and Chief Technical Officer of Juniper Networks. From September 1984 to February 1991, Dr. Sindhu worked as a Member of the Research Staff, and from March 1987 to February 1996, as the Principal Scientist, and from February 1994 to February 1996, as Distinguished Engineer at the Computer Science Lab at Xerox Corporation, Palo Alto Research Center, a technology research center. Dr. Sindhu served as a member of the board of directors of Infinera Corporation, a provider of optical networking equipment, from September 2001 to May 2008.

As the founder and Chief Technical Officer of the Company, Dr. Sindhu is a leading expert in networking technology and is able to provide the Board with an understanding of the Company’s products and technology as well as provide expert perspective on industry trends and opportunities. Dr. Sindhu’s experience with the Company from its founding also offers the Board insight to the evolution of the Company, including from execution, cultural, operational, competitive and industry points of view.

Robert M. Calderoni Director since 2003 Age 53

Mr. Calderoni has served as Chairman and Chief Executive Officer of Ariba, Inc., an SAP company, a provider of spend management solutions, since October 2012. Prior to the acquisition of Ariba by SAP AG in October 2012, Mr. Calderoni was President and Chief Executive Officer and a member of the board of directors of Ariba, beginning in October 2001. From January 2001 to October 2001, Mr. Calderoni served as Ariba’s Executive Vice President and Chief Financial Officer. From November 1997 to January 2001, he served as Chief Financial Officer at Avery Dennison Corporation, a manufacturer of pressure-sensitive materials and office products. From June 1996 to November 1997, Mr. Calderoni served as Senior Vice President of Finance at Apple Computer, a provider of hardware and software products and Internet-based services. Mr. Calderoni also serves as a member of the board of directors of KLA-Tencor, Inc., a semiconductor equipment manufacturer.

Mr. Calderoni’s experience as a Chief Financial Officer and in other finance roles has provided him with broad experience in finance, including accounting and financial reporting. This experience has led our Board of Directors to determine that he is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the 1934 Act. In addition, as Chief Executive Officer of Ariba, Inc., a provider of spend management solutions, he has broad management expertise and a knowledge and understanding of software and software as a service business issues.

Proposal to be Voted on

William F. Meehan Director since 2009 Age 60

Mr. Meehan is the Raccoon Partners Lecturer in Management at the Graduate School of Business at Stanford University, where he is also a faculty affiliate of the Center for Social Innovation and a member of the Board of Advisors of the Stanford Social Innovation Review. From August 1978 to December 2008, Mr. Meehan served at McKinsey and Company, Inc., a management consulting firm, most recently serving as a Senior Director. While at McKinsey, Mr. Meehan was a member of the Shareholders Council; a member of McKinsey’s Board of Directors; Chair of the Client Committee; Chair of the McKinsey Investment Office; Vice-Chair of the Directors Review Committee; founder and leader of the Private Equity Practice; Chair of the West Coast Practice; and Managing Director of the San Francisco Office.

Through Mr. Meehan’s experience at McKinsey, he brings extensive expertise in analyzing numerous aspects of a company’s business, including strategy, organizational design and planning as well as formulating and driving strategic direction and change. In particular, Mr. Meehan’s experience with a wide range of companies gives him the ability to offer the Board valuable insight to best-in-class examples of successful companies against which the Company can model growth and culture to enable scaling of the organization in an optimal manner.

Continuing Directors

Mary B. Cranston Director since 2007 Age 65

Ms. Cranston is a Retired Senior Partner of Pillsbury Winthrop Shaw Pittman LLP, an international law firm. She was the Chair and Chief Executive Officer of Pillsbury from January 1999 until April 2006, and continued to serve as Chair of Pillsbury until December 2006. Ms. Cranston also serves as a member of the board of directors of Visa, Inc., a financial services company, GrafTech International, Ltd., a manufacturer of carbon and graphite products, International Rectifier, a power management company, and Exponent, Inc., an engineering and scientific consulting company.

Ms. Cranston’s extensive experience as an attorney, including serving as the chair of a large national law firm, has provided her with broad management expertise, extensive experience in the career development of women and a detailed understanding of corporate governance, regulatory and legal matters. Ms. Cranston also has deep understanding of the telecommunications industry through her experience representing several carrier clients, which can provide the Board insight into the Company’s customers’ needs. In addition, her experience as a director in several other companies provides her with an understanding of the operation of other boards of directors that she can contribute in her role as a member of the Nominating and Corporate Governance Committee.

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Juniper Networks, Inc. Notice of 2013 Annual Meeting and Proxy Statement	17

Kevin R. Johnson Director since 2008 Age 52

Mr. Johnson joined Juniper Networks in September 2008 as Chief Executive Officer and a member of our Board of Directors. Prior to Juniper Networks, Mr. Johnson was at Microsoft Corporation, a worldwide provider of software, services, and solutions, where he had served as President, Platforms and Services Division since January 2007. He had been Co-President of the Platforms and Services Division since September 2005. Prior to that role, he held the position of Microsoft’s Group Vice President, Worldwide Sales, Marketing and Services since March 2003. Before that position, Mr. Johnson had been Senior Vice President, Microsoft Americas since February 2002 and Senior Vice President, U.S. Sales, Marketing, and Services since August 2000. Before joining Microsoft in 1992, Mr. Johnson worked in the systems integration and consulting business of International Business Machines Corp., a global provider of information technology products and services (“IBM”), systems integration and consulting business and started his career as a software developer. Mr. Johnson also serves on the board of directors of Starbucks Corporation, a worldwide coffee retailer.

Mr. Johnson’s day-to-day involvement in the Company’s business has provided him with extensive knowledge and understanding of the Company and its industry. As Chief Executive Officer, he is able to provide the Company’s Board of Directors with insight and information related to the Company’s strategy, operations, and business. His prior experience in a number of substantial management roles at Microsoft Corporation provided him with extensive experience in research and development, operations and management.

Mercedes Johnson Director since 2011 Age 59

Ms. Johnson was the Senior Vice President and Chief Financial Officer of Avago Technologies Limited, a supplier of analog interface components for communications, industrial and consumer applications, from December 2005 to August 2008. She also served as the Senior Vice President, Finance, of Lam Research Corporation from June 2004 to January 2005 and as Lam’s Chief Financial Officer from May 1997 to May 2004. Ms. Johnson holds a degree in Accounting from the University of Buenos Aires and currently serves on the Board of Directors for Micron Technology, Inc., a manufacturer of semiconductor devices, and Intersil Corporation, a manufacturer of analog and mixed-signal circuits.

Ms. Johnson’s experience as a senior financial executive at several technology companies has given her expertise in finance, corporate development, management and operations. She also brings public company governance experience as a member of boards and board committees of other technology companies.

Scott Kriens Director since 1996 Age 55

Mr. Kriens has served as Chairman of the Board of Directors of Juniper Networks since October 1996 and served as Chief Executive Officer of Juniper Networks from October 1996 to September 2008, and as an employee of Juniper Networks from September 2008 through April 2011. From April 1986 to January 1996, Mr. Kriens served as Vice President of Sales and Vice President of Operations at StrataCom, Inc., a telecommunications equipment company, which he co-founded in 1986. Mr. Kriens also serves on the board of directors of Equinix, Inc., a provider of global data center services, and served on the board of directors of VeriSign, Inc., a provider of digital infrastructure solutions, from January 2001 to May 2008.

As a result of Mr. Kriens’ prior service as the Company’s Chief Executive Officer, he developed an extensive understanding of the Company’s business and the networking industry and can contribute to the Board a highly informed perspective on the business independent from that of the Chief Executive Officer. Mr. Kriens’ experience with the Company from its early stages also offers the Board insight to the evolution of the Company, including from execution, cultural, operational, competitive and industry points of view. In addition, his experience as a director at other technology companies provides him with an understanding of the operation of other boards of directors that he can contribute in his role as Chairman.

Proposal to be Voted on

J. Michael Lawrie Director since 2007 Age 59

Mr. Lawrie became President and Chief Executive Officer of Computer Sciences Corp. (“CSC”), a global IT services company, in March 2012. From November 2006 to March 2012, Mr. Lawrie served as Chief Executive Officer of Misys plc, a UK-based provider of industry-specific software products and solutions. Mr. Lawrie also served as the Executive Chairman of Allscripts-Misys Healthcare Solutions, Inc., a provider of software, services, information and connectivity solutions for the healthcare industry from October 2008 to August 2010. From October 2005 to November 2006, Mr. Lawrie served as a partner of ValueAct Capital. From May 2004 to April 2005, Mr. Lawrie served as Chief Executive Officer of Siebel Systems, Inc. From May 2001 to May 2004, Mr. Lawrie served as Senior Vice President and Group Executive at IBM, responsible for sales and distribution of all IBM products and services worldwide. Since February 2012, Mr. Lawrie has served on the board of directors of CSC. During the past five years, Mr. Lawrie has also served on the boards of directors of SSA Global Technologies, Inc., a provider of enterprise software applications, and Allscripts-Misys Healthcare Solutions.

Mr. Lawrie’s experience as Chief Executive Officer of both CSC and Misys and in executive roles at Siebel Systems and IBM has provided him with broad leadership and executive experience. Moreover, his management of Misys, a company headquartered in Europe, provides him with a perspective on global business operations. In addition, his experience as a director in other technology companies provides him with an understanding of the operation of other boards of directors that he can contribute in his role as Lead Independent Director.

David Schlotterbeck Director since 2010 Age 65

Mr. Schlotterbeck served as Chairman and Chief Executive Officer of Aperio Technologies, Inc., a provider of digital pathology solutions, from November 2011 until October 2012, when Aperio was acquired by Leica Biosystems. Prior to Aperio, Mr. Schlotterbeck served as Chairman and Chief Executive Officer of Carefusion, a global medical technology company that was spun-off from Cardinal Health, a diversified health service company, from September 2009 until his retirement in February 2011. Prior to the spinoff, beginning in January 2008, he served as Vice Chairman of Cardinal Health, and, beginning in August 2006, he served as Chief Executive Officer of Cardinal Health’s Clinical and Medical Products business. He has previously held executive leadership roles at Alaris Medical Systems, Pacific Scientific Company, Vitalcom, Inc. and Nellcor, Inc. Mr. Schlotterbeck is a graduate of the General Motors Institute with a bachelor’s of science degree in electrical engineering. He also holds a master’s of science degree in electrical engineering from Purdue University and completed the Executive Institute at Stanford University. Mr. Schlotterbeck also served as a member of the board of directors or Virtual Radiologic Corporation from June 2008 to July 2010.

Mr. Schlotterbeck’s experience as Chairman and Chief Executive Officer of Carefusion and vice chairman and chief executive officers of the Clinical and Medical Products business segment of Cardinal Health has provided him with broad leadership and executive experience. In addition, his experience as a director in other public companies provides him with an understanding of the operation of other boards of directors that he can contribute as a board member and a member of the audit and compensation committees.

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Juniper Networks, Inc. Notice of 2013 Annual Meeting and Proxy Statement	19

William R. Stensrud Director since 1996 Age 62

Mr. Stensrud is a Partner of the SwitchCase Group, a consulting company, the Chairman and Chief Executive Officer of InstantEncore.com, a provider of web and mobile technology to the performing arts, and Chairman and Principal at Interactive Fitness Holdings, a designer and manufacturer of virtual stationary bicycles. From January 2007 to March 2007, he served as Chairman and CEO of Muze, Inc., a provider of business-to-business digital commerce solutions and descriptive entertainment media information. Mr. Stensrud was a general partner with the venture capital firm of Enterprise Partners from January 1997 to December 2006. Mr. Stensrud was an independent investor and turn-around executive from March 1996 to January 1997. During this period, Mr. Stensrud served as President of Paradyne Corporation and as a director of Paradyne Corporation, Paradyne Partners LLP and GlobeSpan Corporation, Inc. (acquired by Conexant, Inc.), all data networking companies. From January 1992 to July 1995, Mr. Stensrud served as President and Chief Executive Officer of Primary Access Corporation, a data networking company acquired by 3Com Corporation. From 1986 to 1992, Mr. Stensrud served as the Marketing Vice President of StrataCom, Inc., a telecommunications equipment company, which Mr. Stensrud co-founded.

Mr. Stensrud’s years of experience in venture capital and in the management of a wide variety of technology companies have exposed him to a broad range of issues affecting businesses, including a number of businesses in our industry. In particular, Mr. Stensrud’s experience as an operating executive in the telecommunications and data communications industry provides the Board and management with knowledge and perspective on the Company’s daily operating challenges. His work has included analyzing and focusing on improving various aspects of businesses, including operations, strategies and financial performance.

Proposal No. 2
Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board has appointed Ernst & Young LLP, an independent registered public accounting firm, to audit Juniper Networks’ consolidated financial statements for the fiscal year ending December 31, 2013. During fiscal 2012, Ernst & Young served as Juniper Networks’ independent registered public accounting firm and also provided certain tax and other audit related services. See “Principal Accountant Fees and Services” on page 58. Representatives of Ernst & Young are expected to attend the annual meeting, where they are expected to be available to respond to appropriate questions and, if they desire, to make a statement.

Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Ernst & Young LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. If the appointment is not ratified, the Audit Committee will consider whether it should select other independent auditors. Even if the appointment is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm as Juniper Networks’ independent auditors at any time during the year if the Audit Committee determines that such a change would be in the Company’s and its stockholders’ best interests.

Our Board recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP, an independent registered public accounting firm, as Juniper Networks’ auditors for the 2013 fiscal year. If you sign your proxy or voting instruction card or vote by telephone or over the Internet but do not give instructions with respect to this proposal, your shares will be voted for the ratification of the appointment of Ernst & Young LLP, an independent registered public accounting firm, as Juniper Networks’ auditors for the 2013 fiscal year, as recommended by the Board. This proposal is considered “routine;” therefore, your broker may vote your shares if you do not provide separate instructions.

Proposal to be Voted on

Vote Required

Ratification of the appointment of Ernst & Young LLP, an independent registered public accounting firm, as auditors for fiscal 2013 requires the affirmative vote of a majority of the shares of Juniper Networks common stock present in person or represented by proxy and entitled to be voted at the meeting.

Proposal No. 3
Non-Binding Advisory Vote on Executive Compensation

This proposal provides our stockholders with the opportunity to cast an advisory vote on the compensation of our named executive officers (“NEOs”) pursuant to section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For more detail on our NEOs, please see the Summary Compensation Table beginning on page 51. This proposal, commonly known as a “Say on Pay” proposal, gives you, as a stockholder, the opportunity to express your views on our executive compensation programs and policies and the compensation paid to our NEOs.

The Say on Pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board of Directors. Although the vote is non-binding, the Compensation Committee and the Board will review the voting results, seek to determine the cause or causes of any significant negative voting, and take them into consideration when making future decisions regarding executive compensation programs. The Company’s current policy is to hold a Say on Pay vote each year, and we expect to hold another advisory vote with respect to executive compensation at the 2014 annual meeting.

We design our executive compensation programs to implement our core objectives of providing competitive pay, pay for performance, and alignment of management’s interests with the interests of long-term stockholders.

Executive Compensation Philosophy and Objectives

The Company’s executive compensation programs are overseen by the Compensation Committee. In 2012, the Compensation Committee established the guiding principles below for the Company’s go-forward executive compensation program. The Compensation Committee believes that these guiding principles drive the right behaviors, accountability and alignment with stockholder interests.

Principle	Strategy
1. Enhance Accountability	Executive compensation linked to a clear set of business objectives
2. Manage to Balanced Results	Compensation strategy that drives balanced results between the following:
  Short- and long-term objectives
  Individual and team performance
  Financial and non-financial objectives
  Customer satisfaction and growth

3. Reward High Performance	Upside potential in the incentive plans for superior performance with downside risk for underperformance
4. Attract & Retain Talent	Market-competitive programs with flexibility to be aggressive for mission-critical talent retention and acquisition
5. Align with Stockholder Interests	Programs that are transparent, easily understood and meet fiduciary commitments to stockholders
6. Encourage Health and Financial Well-Being	Market-competitive benefit programs that encourage wellness and financial savings

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Juniper Networks, Inc. Notice of 2013 Annual Meeting and Proxy Statement	21

Fiscal 2012 Compensation

The Company’s pay mix emphasizes pay for performance. In 2012, “variable” compensation in the form of annual cash bonus incentive and equity (i.e., stock options, RSUs and performance shares) comprised 87% of our CEO’s target total direct compensation and 88% of our other NEOs’ target total direct compensation on average.

*	Note: Target Total Direct Compensation reflects base salary as indicated in the Summary Compensation Table, target annual incentive opportunity as indicated in the Grants of Plan-Based Awards Table, and target value of 2012 equity awards as indicated in the Summary Compensation Table. The Summary Compensation Table begins on page 51 and the Grants of Plan-Based Awards Table is on page 53.

Overview of Plan Design

Variable components of our compensation plan design include the following:

  The Executive Annual Incentive Plan, our cash bonus plan, emphasized both financial and strategic results. The financial component (weighted 70% of total annual incentive opportunity) measured revenue growth at the Corporate, Division, and Business Unit level, as applicable, and profitability at the applicable Corporate and Division levels. The strategic component of the cash bonus plan (weighted 30% of total annual incentive opportunity) was based on strategic objectives. The plan is illustrated below:

Design	Revenue Growth (35%)	Profitability (35%)	Strategic (30%)

Corp Execs	Corp (35%)	Corp Op Margin (35%)	Strategic (30%)

Div Execs	Div (35%)	Div Cont Margin (20%) Corp Op Margin (15%)	Strategic (30%)

BU Execs	BU (35%)	Div Cont Margin (35%)	Strategic (30%)

  Stock Option Awards, which are generally targeted at 50% of the award value for our long-term incentives and which only reward executives for sustained increases in our share price over time.
  The Executive Performance Share Plan which is generally targeted at the remaining 50% of our long term incentive awards. Payouts under the performance share plan are formulaic based on performance

Proposal to be Voted on

measures, which for 2012 emphasized operating cash flow, or OCF margin, operating income, and customer satisfaction, as measured by the Juniper Customer Satisfaction Index, or JCSI, as illustrated below:

50% weight	50% weight
OCF Margin (0%-200% Payout)	Operating Income $ (0%-200% Payout)	X	JCSI Multiplier (0.75x – 1.5x)	=	Shares Banked (0% - 250% of Target)

New performance awards are set at the beginning of each year for the performance share plan, with outcomes affecting 1/3 of the award for the most recent year as well as awards made in the prior two years. Awards do not vest and pay out until the end of the third year of the plan.

2012 Business Results

2012 was a challenging year where we saw contraction in the Routing addressable market, our largest product segment, and macroeconomic conditions in Europe remained challenging. As a result, our financial performance for 2012 fell below our expectations for the year, and these results are directly reflected in our pay programs. At the same time, we did achieve a number of critical strategic and operational improvement milestones during 2012 that we believe will set the stage for market share growth and improved productivity going forward.

Please refer to the Compensation Discussion and Analysis for additional discussion of our performance measures and goals for 2012.

At the same time, we did achieve a number of critical strategic, technical, and operational milestones during the year. These included:

  Quality of products;
  Increased number of design wins;
  Expanded customer usage of emerging Company products;
  Growth in market share;
  Improved customer loyalty;
  Development of the Company’s leadership capabilities; and
  Expanded operating margins through scale and efficiency.

Our stock price ended 2012 at $19.67, relatively unchanged from the 2011 close at $20.41, reflecting a 3.6% decline for the year.

2012 Pay Outcomes

As a result of these performance results, the actual payouts received for 2012 were meaningfully below target. The payouts that NEOs did receive were the result of the Company’s achieving and/or making significant progress towards the strategic objectives under the Executive Annual Incentive Plan, our cash bonus plan, as well as achieving above threshold results in the operating income performance measure and target results in the Juniper Customer Satisfaction Index (JCSI) performance measure, both under the Executive Performance Share Plan. NEOs’ average payouts as a percentage of target are summarized in the chart below.

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Juniper Networks, Inc. Notice of 2013 Annual Meeting and Proxy Statement	23

From a value perspective, our NEOs failed to earn anywhere from $342,218 (in the case of Mr. Rahim, who was promoted to EVP and GM of the Company’s Platform Systems Division in November of 2012) to $4.18 million (in the case of Mr. Johnson, our CEO) of their variable compensation, given that the Company did not achieve its financial objectives under the Executive Annual Incentive Plan and the Executive Performance Share Plan. We believe this clearly demonstrates the direct relationship between pay and performance in our executive compensation programs. The value of compensation forfeited under the Executive Performance Share Plan is modeled at a stock price of $22.37, our closing stock price on February 7, 2013, the date on which the Compensation Committee certified 2012 performance and shares earned under the Executive Performance Share Plan. Please refer to the Compensation Discussion and Analysis for additional details, including target and actual payouts under our Executive Annual Incentive Plan and target and earned performance shares applicable to the 2012 performance year under our Executive Performance Share Plan.

	Target Payouts				Actual Payouts
									Total Actual
		Target # of				Actual # of			Incentive
		Performance				Performance			Value as %
	Target	Shares for 2012		Total	Actual	Shares for 2012			of Total
	Annual	Performance		Target	Annual	Performance		Total Actual	Target
	Incentive	Measurement		Incentive	Incentive	Measurement		Incentive	Incentive
Executive	for 2012	Period		Value 2012	Paid for 2012	Period		Value for 2012	Value
Kevin R. Johnson	$1,750,000	$3,914,750		$5,664,750	$770,000	$716,355		$1,486,355	26%
Chief Executive Officer		(175,000 shares	)			(32,023 shares	)
Robyn M. Denholm Executive Vice President and Chief Financial Officer	$562,500	$835,162		$1,397,662	$365,625	$152,832		$518,457	37%
		(37,334 shares	)			(6,832 shares	)
Robert Muglia
Executive Vice President,	$1,125,000	$1,379,491		$2,504,491	843,750	$252,445		$1,096,195	44%
General Manager, Software		(61,667 shares	)			(11,285 shares	)
Solutions Division
Rami Rahim
Executive Vice President,	$368,750	$307,834		$676,584	$278,038	$56,328		$334,366	49%
General Manager, Platform		(13,761 shares	)			(2,518 shares	)
Systems Division
Gerri Elliott Executive Vice President, Chief Sales Officer	$562,500	$812,792		$1,375,292	$365,625	$148,738		$514,363	37%
		(36,334 shares	)			(6,649 shares	)
Stefan Dyckerhoff
Former Executive Vice President,	$989,625	n/a		$989,625	$435,435	n/a		$435,435	44%
General Manager, Platform
Systems Division

Corporate Governance Framework

The Company takes seriously its duty to maintain a comprehensive governance framework that is aligned with standard market practice and standards. The Company has adopted a strong corporate governance framework that includes the components described below.

  Stock ownership guidelines: We have established stock ownership guidelines for members of our board of directors, NEOs and certain other executive officers to further align the interests of our leadership with those of our stockholders.
  “Clawback” policy: We maintain a clawback policy under which our CEO and CFO are required to repay overpayments of incentive compensation awards in the event of a financial restatement in which it is determining that the individual executive was responsible due to gross recklessness or intentional misconduct.
  Double-trigger vesting: An executive’s unvested equity awards will vest upon a change in control only if the executive also experiences a qualifying termination of employment.
  No stock option repricing: The Company’s 2006 Equity Incentive Plan does not permit us to reprice stock options without stockholder approval or to grant stock options with an exercise price below fair market value.
  No tax gross-ups: The Company currently has no executive officer contracts providing for an excise tax gross up following a change in control.

Proposal to be Voted on

  No hedging of Company stock: Company policy prohibits members of our board of directors and Section 16 officers from engaging in short sales of Company stock and other similar transactions that could be used to hedge the risk of Company stock ownership.
  Independent compensation consultant: Our Compensation Committee retains an independent compensation consultant who performs services only for the Compensation Committee

For a detailed discussion of individual pay outcomes and program design see the “Compensation Discussion and Analysis” section of this proxy statement beginning on page 29.

The Compensation Committee and the Board believe that the skill and motivation of our employees, and especially our executive leaders, are essential to the Company’s performance and creation of shareholder value. We believe our compensation program motivates performance that differentiates us from our competitors. We will continue to provide a compensation program that we believe is effective, serves shareholder interests and is worthy of shareholder support.

In addition to the above summary, stockholders are urged to read the “Compensation Discussion and Analysis” section of this proxy statement beginning on page 29 for greater detail about our executive compensation programs.

Stockholder Engagement

We value the perspective of our stockholders with respect to the design of our executive compensation programs. From time to time we engage with our stockholders to understand their perspective. In 2012, Juniper management engaged with stockholders, including meetings with seven of the largest holders of Juniper’s stock, representing ownership of approximately 34% of our outstanding shares as of December 31, 2012. The purpose of our engagement was to articulate our programs and the underlying rationale. In addition, we listened to our stockholders’ perspectives on our programs as an input into applicable changes going forward. An example of output from our engagement with stockholders is our commitment to manage our equity compensation burn rate, which is a measure of the number of shares covered by equity awards made in a calendar year, relative to the total number of outstanding shares of common stock. In 2011, we committed to stockholders that we would manage our burn rate at less than 3.00% of common shares outstanding (CSO) or below. Based on engagement with stockholders, for 2012 and 2013, Juniper made a commitment to manage our equity compensation burn rate at 2.75% or less of CSO.

Recommendation

The Board believes the Company’s executive compensation programs use appropriate structures and sound pay practices that are effective in achieving our core objectives. Accordingly, the Board of Directors recommends that you vote “FOR” the following resolution:

“RESOLVED, that Juniper Networks, Inc. stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis and Executive Compensation sections of this proxy statement.”

Vote Required

The advisory approval of our executive compensation requires a majority of the shares present in person or represented by proxy and entitled to vote on each proposal at the annual meeting. As this is an advisory vote, the result will not be binding on the Company, the Board of Directors or the Compensation Committee, although our Compensation Committee will consider the outcome of the vote when evaluating our compensation principles, design and practices.

Juniper Networks, Inc. Notice of 2013 Annual Meeting and Proxy Statement	25

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth information, as of March 28, 2013, concerning:

  beneficial owners of more than 5% of Juniper Networks’ common stock;
  beneficial ownership by Juniper Networks directors and the NEOs included in the Summary Compensation table on page 51; and
  beneficial ownership by all current Juniper Networks directors and current Juniper Networks executive officers as a group.

The information provided in the table is based on Juniper Networks’ records, information filed with the SEC and information provided to Juniper Networks, except where otherwise noted.

The number of shares beneficially owned by each entity, person, director or executive officer is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire as of May 27, 2013 (60 days after March 28, 2013) through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table. In addition, unless otherwise indicated, all persons named below can be reached at Juniper Networks, Inc., 1194 N. Mathilda Avenue, Sunnyvale, California 94089.

Beneficial Ownership Table

	Amount and Nature
	of Beneficial		Percent
Name and Address of Beneficial Owner	Ownership(1)		of Class(1)
Holders of Greater Than 5%
BlackRock, Inc.	26,563,162	(2)	5.2%
40 East 52nd Street New York, NY 10022
FMR LLC	36,711,649	(3)	7.2%
82 Devonshire Street Boston, MA 02109
T. Rowe Price Associates	73,809,644	(4)	14.4%
100 E. Pratt Street Baltimore, MD 21202

Directors and Named Executive Officers
Robert M. Calderoni(5)	20,429		*
Mary Cranston(6)	77,785		*
Robyn M. Denholm(7)	559,563		*
Gerri Elliott(8)	432,297		*
Kevin R. Johnson(9)	2,743,941		*
Mercedes Johnson(10)	38,864		*
Scott Kriens(11)	8,684,218		1.7%
J. Michael Lawrie(12)	109,406		*
William F. Meehan(13)	66,270		*
Robert Muglia(14)	198,690		*
Rami Rahim(15)	314,393		*
David Schlotterbeck(16)	59,962		*
Pradeep Sindhu(17)	6,335,732		1.2%
William R. Stensrud(18)	387,398		*
All Directors and Executive Officers as a Group (17 persons)(19)	20,649,729		4.0%

*	Represents holdings of less than one percent.
(1)	The percentages are calculated using 510,915,887 outstanding shares of the Company’s common stock on March 28, 2013, as adjusted pursuant to Rule 13d-3(d)(1)(i). Pursuant to Rule 13d-3(d)(1) of the Exchange Act, beneficial ownership information also includes (i) shares subject to options exercisable within 60 days of March 28, 2013 and (ii) shares subject to RSUs or performance share awards that will vest within 60 days of March 28, 2013.
(2)	Based on information reported on Schedule 13G filed with the SEC on January 30, 2013 by BlackRock, Inc. (“BlackRock”). According to its Schedule 13G, BlackRock reported having sole voting and dispositive power over all shares beneficially owned.
(3)	Based on information reported on Schedule 13G filed with the SEC on February 14, 2013 by FMR LLC (“FMR”) and certain related entities reporting sole power to vote or direct the vote over 6,466,170 shares and sole power to dispose or direct the disposition of 36,711,649 shares. FMR reported shared voting power and shared power to dispose of or direct the disposition over 0 shares.

Security Ownership of Certain Beneficial Owners and
Management and Related Stockholder Matters

(4)	Based on information reported on Schedule 13G/A filed with the SEC on February 11, 2013, T. Rowe Price Associates, Inc. (“Price Associates”) reports that it serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.
(5)	Includes 5,531 shares which are subject to RSUs that will vest within 60 days of March 28, 2013.
(6)	Includes 11,898 shares held by the Mary B. Cranston Revocable Trust, of which Ms. Cranston is the trustee, and 65,887 shares which are subject to options or RSUs that may be exercised or that will vest within 60 days of March 28, 2013.
(7)	Includes 509,068 shares which are subject to options that may be exercised within 60 days of March 28, 2013.
(8)	Includes 239,318 shares which are subject to options that may be exercised within 60 days of March 28, 2013.
(9)	Includes 272,581 shares held by the Kevin R. and June A. Johnson Living Trust of which Mr. Johnson and his spouse are trustees; and 2,406,250 shares which are subject to options that may be exercised within 60 days of March 28, 2013.
(10)	Includes 38,864 shares which are subject to options or RSUs that may be exercised or that will vest within 60 days of March 28, 2013.
(11)	Includes 4,030,386 shares held by the Kriens 1996 Trust, of which Mr. Kriens and his spouse are the trustees; 355,000 shares held by KDI Trust LP; 2,000,000 shares held by the 2010 Kriens 10 year Charitable Remainder Trust, of which Mr. Kriens and his spouse are the trustees; 2,000,000 shares held by the 2010 Kriens 20 year Charitable Remainder Trust, of which Mr. Kriens and his spouse are the trustees, 202,037 shares held by the Kriens Family Foundation, and 5,531 shares which are subject to RSUs that will vest within 60 days of March 28, 2013.
(12)	Includes 80,243 shares which are subject to options or RSUs that may be exercised or that will vest within 60 days of March 28, 2013.
(13)	Includes 10,739 shares that are held in trust and 55,531 shares which are subject to options or RSUs that may be exercised or that will vest within 60 days of March 28, 2013.
(14)	Includes 179,687 shares which are subject to options that may be exercised within 60 days of March 28, 2013.
(15)	Includes 29,853 shares held by the Rahim Family Trust, of which Mr. Rahim and his spouse are the trustees, and 225,657 shares which are subject to options or RSUs that may be exercised or that will vest within 60 days of March 28, 2013.
(16)	Includes 49,976 shares which are subject to options or RSUs that may be exercised or that will vest within 60 days of March 28, 2013.
(17)	Includes 1,186,276 shares held by the Sindhu Investments, LP, a family limited partnership; 2,370,173 shares held by the Sindhu Family Trust, and 6,867 shares held by Dr. Sindhu’s spouse. Also includes 1,060,943 shares which are subject to options that may be exercised within 60 days of March 28, 2013.
(18)	Includes 331,867 shares held in trust and 55,531 shares which are subject to options or RSUs that may be exercised or that will vest within 60 days of March 28, 2013.
(19)	Includes an aggregate of 5,570,732 shares which are subject to options or RSUs that may be exercised or that will vest within 60 days of March 28, 2013.

Executive Officer and Director Stock Ownership Guidelines

The Company has adopted stock ownership guidelines to further align the interests of the Company’s NEOs and directors with the interests of its stockholders and promote the Company’s commitment to sound corporate governance.

The ownership guidelines applicable to NEOs are determined as a multiple of the officer’s base salary. The Company’s Chief Executive Officer is required to hold shares of Juniper Networks common stock with a value equal to at least three (3) times his or her annual base salary. The other NEOs are required to hold shares of Juniper Networks common stock with a value equal to one and one-half (1.5) times his or her annual base salary. This ownership guideline is initially calculated using the applicable base salary as of the later of (a) February 11, 2009, and (b) the date the person first became subject to these guidelines as a named executive officer. The base salary guideline for each person was re-calculated February 7, 2012 and will be re-calculated each third year thereafter, and will be based on applicable base salary in effect on such calculation date. NEOs are required to achieve the applicable level of ownership within five (5) years of the later of (a) February 11, 2009, and (b) the date the person was initially designated a named executive officer of the Company.

Outside directors are required to hold shares of Juniper Networks common stock with a value equal to three (3) times the amount of the annual retainer paid to outside directors for service on the Board (excluding additional committee retainers, if any). This ownership guideline is initially calculated using the annual cash retainer for service as a director (but not including additional retainers associated with committee or Chairman service) as of the date the person first became subject to these guidelines as an outside director. The ownership guidelines were re-calculated based on applicable annual director retainers as of February 7, 2012 and will be re-calculated each third year thereafter, and will be based on applicable annual Board retainer in effect on such calculation date. Outside directors are required to achieve applicable level of ownership within three (3) years of the later of (a) February 11, 2009, and (b) the date the person first became a non-employee member of the Board.

A complete copy of the Company’s equity ownership guidelines is located at http://www.juniper.net/us/en/ local/pdf/legal/stock-ownership-guidelines.pdf.

Juniper Networks, Inc. Notice of 2013 Annual Meeting and Proxy Statement	27

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of Juniper Networks common stock to file with the SEC reports regarding their ownership and changes in ownership of our securities. Other than one late filing for Mr. Sindhu reporting the issuance of stock options and performance shares awarded to him on February 17,

2012, we believe that, during fiscal 2012, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements. In making this statement, we have relied upon examination of the copies of Forms 3, 4 and 5, and amendments thereto, provided to Juniper Networks and the written representations of its directors and executive officers.

Certain Relationships and Related Transactions

The Company’s Worldwide Code of Business Conduct and Ethics (the “Code”) requires that the Company’s employees, officers and directors avoid conducting Company business with a relative or significant other, or with a business in which a relative or significant other is associated in any significant role (as used in the Code, a “related party transaction”). If the related party transaction (as defined in the Code or applicable SEC and NYSE rules and regulations) involves the Company’s directors or executive officers or is determined by the Company’s Chief Financial Officer to be material to the

Company (or if applicable SEC or NYSE rules require approval by the Audit Committee), the Audit Committee of the Board, in accordance with the Code and its charter, must review and approve the matter in writing in advance of any such related party transactions.

Since the beginning of fiscal year 2012, Juniper Networks has not been a participant in a transaction in which any related person of Juniper Networks had or will have a direct or indirect material interest, as contemplated by Item 404(a) of Regulation S-K under the Exchange Act.

Compensation Consultant Fee Disclosure

The Compensation Committee has the authority to engage its own advisors to assist in carrying out its responsibilities. In addition, the Committee is free to replace its compensation advisors or retain additional advisors at any time.

During 2012, the Compensation Committee engaged Semler Brossy Consulting Group, LLC (“Semler Brossy”) as its own advisor to provide analysis, advice and guidance to the Committee on executive compensation. Semler Brossy is an independent compensation advisor and has no other business than advising boards and management teams on executive compensation issues. Semler Brossy reported to the Compensation Committee and received its instructions from the Compensation Committee. As the Compensation Committee’s consultant, Semler Brossy made recommendations directly to the Compensation Committee, attended most Committee meetings in person or by phone, and attended portions of the Compensation Committee’s executive sessions without the involvement of management as required by the Compensation Committee and in order to support the Compensation Committee’s independent decision-making.

In advising the Compensation Committee, it was necessary for the consultant advisor to interact with management to gather information, but the Compensation Committee has adopted protocols governing if and when the consultant’s advice and recommendations to the Compensation Committee can be shared with

Compensation Consultant Fee Disclosure

management. These protocols are included in Semler Brossy’s engagement letter. The Compensation Committee also determines the appropriate forum for receiving consultant recommendations. Where the Committee deems appropriate, management invitees are present to provide context for the recommendations. This approach protects the Compensation Committee’s ability to receive objective advice from the consultant so that the Committee may make independent decisions about executive pay at the Company.

Semler Brossy performed the following services related to executive compensation at the request of the Committee in 2012:

  Advised on 2012 target award levels within the annual and long-term incentive programs for executive officers;
  Supported the Compensation Committee in determining pay actions for the CEO in February 2012;
  Assessed and recommended revisions to the Company’s market reference groups for collecting competitive pay data;
  Evaluated the competitive positioning of the Company’s executive officers’ base salaries, annual incentive and long-term incentive compensation relative to our market reference groups (used to determine 2012 and 2013 pay actions);
  Provided advice on the design of the Company’s 2012 annual and long-term incentive plans;
  Assessed the competitiveness of the Company’s compensation practices for the Board;
  Evaluated the pay for performance relationship of our
CEO on a realizable pay basis relative to our peers and relevant external benchmarks
  Reviewed and provided input on our Compensation Discussion and Analysis and Compensation Risk Assessment process; and
  Provided regular, ongoing updates on regulatory and market developments related to executive pay.

Semler Brossy does not provide any other services to the Company and, therefore received no fees for additional services.

Independence Disclosure

The Compensation Committee considered Semler Brossy’s independence in light of new SEC rules and NYSE listing standards. At the Compensation Committee’s request, Semler Brossy provided information addressing the independence of the individual compensation advisor and consulting firm, including the following factors: (1) any other services provided by the consulting firm to the Company; (2) fees paid by the Company as a percentage of the consulting firm’s total revenue; (3) policies and procedures adopted by the consulting firm to prevent conflicts of interest; (4) any business or personal relationships between the individual compensation advisor and a member of the Compensation Committee; (5) any Company stock owned by the individual compensation advisor; and (6) any business or personal relationships between our executive officers and the individual compensation advisor or consulting firm. The Compensation Committee assessed these factors and concluded that Semler Brossy was independent under the SEC rules and NYSE listing standards.

Executive Compensation

Compensation Discussion and Analysis

The Compensation Committee (the “Committee”) is comprised entirely of independent directors and has the responsibility of approving compensation for those officers who are designated as reporting officers under Section 16 of the Exchange Act (“Section 16 officers”). Generally, the types of compensation and benefits provided to Section 16 officers are also provided to other non-Section 16 officers reporting to the Chief Executive Officer. Throughout this proxy statement, the individuals who served as the Company’s Chief Executive Officer or Chief Financial Officer during 2012, as well as the other individuals included in the Summary Compensation Table on page 51, are referred to as the “named executive officers,” or NEOs.

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Juniper Networks, Inc. Notice of 2013 Annual Meeting and Proxy Statement	29

This discussion describes and analyzes the 2012 compensation program for the NEOs of the Company. These include for 2012: Kevin Johnson, our CEO; Robyn Denholm, our Executive Vice President, Chief Financial Officer; Robert Muglia, our Executive Vice President, SSD; Rami Rahim, our Executive Vice President, PSD; Gerri Elliott, our Executive Vice President, Chief Sales Officer; and Stefan Dyckerhoff, our former Executive Vice President, PSD.

2012 Executive Role Changes

In the fourth quarter of 2012, Stefan Dyckerhoff, our Executive Vice President, PSD, resigned from his position; and Rami Rahim, previously our Senior Vice President, EABU, was promoted to Executive Vice President, PSD. Also in the fourth quarter of 2012, Robyn Denholm, our Executive Vice President, Chief Financial Officer, took on responsibility for Juniper’s worldwide manufacturing operations; and Gerri Elliott, our Executive Vice President, Chief Sales Officer, took on responsibility for Juniper’s worldwide services organization, in addition to her worldwide sales responsibilities.

Executive Summary

The Company has had a long-standing orientation in its executive compensation program toward pay-for-performance, which has been constant throughout the business cycles that our organization has confronted over time. Our compensation programs include base salary, executive annual (cash) incentive compensation, long-term incentives, benefits similar to those available to all other employees in the Company and a limited perquisite package.

Payouts under our 2012 Executive Annual Incentive Plan reported in the Summary Compensation Table directly reflect 2012 performance. However, the base salary adjustments and the grant of new long-term incentive award opportunities reported in the Summary Compensation Table reflect pay decisions made in early 2012 and as such the size of these adjustments and awards largely relate to 2011 performance considerations.

In this Executive Summary we discuss how 2012 performance directly impacted the values of these awards, validating our focus on pay for performance and demonstrating our ongoing commitment to our stockholders.

Last Year’s “Say-on-Pay” Advisory Vote
on Executive Compensation

At our 2012 annual meeting of stockholders, a non-binding, advisory vote was taken with respect to the compensation of the Company’s NEOs (referred to as the “say on pay” vote). Approximately 67% of the votes cast were in favor of approval of our executive compensation program. We value this support by our stockholders of our executive compensation program and policies, and the Compensation Committee continues to look for ways to enhance and refine our pay for performance-based executive compensation program.

From time to time we engage with our stockholders to understand their perspective. In 2012, Juniper management engaged with stockholders, including meetings with seven of the largest holders of Juniper’s stock, representing ownership of approximately 34% of our outstanding shares. The purpose of our engagement was to articulate our programs and the underlying rationale. In addition, we listened to our stockholders’ perspectives on our programs as an input into applicable changes going forward.

An example of output from our engagement with stockholders is our commitment to manage our equity compensation burn rate. Burn rate refers to the number of shares subject to equity awards granted during the calendar year as a percentage of total common shares outstanding at the commencement of that year. For example, if we granted equity awards covering 12 million shares and had 400 million shares outstanding at the beginning of that year, our burn rate would be 3.0% for that year. In 2011, we committed to stockholders that we would manage our burn rate at less than 3.00% of common shares outstanding (CSO) or below. Based on engagement with stockholders, for 2012 and 2013, Juniper made a commitment to manage our equity compensation burn rate at 2.75% or less of CSO.

Executive Compensation

Executive Compensation Philosophy
and Objectives

The Company’s executive compensation programs are overseen by the Compensation Committee. The Committee recognizes that in order for the Company to successfully develop, introduce, market and sell products, the Company must be able to attract, retain and reward qualified executives who will be able to operate effectively in a fast-paced, complex environment. In 2012, the Committee reaffirmed the guiding principles that it established in 2011 below for the Company’s go-forward executive compensation program. The Committee believes that these guiding principles drive the right behaviors, accountability and alignment with stockholder interests.

Table 1: Executive Compensation Guiding Principles

Principle	Strategy
1. Enhance Accountability	Executive compensation linked to a clear set of business objectives
2. Manage to Balanced Results	Compensation strategy that drives balanced results between the following:
Short- and long-term objectives Individual and team performance Financial and non-financial objectives Customer satisfaction and growth
3. Reward High Performance	Upside potential in the incentive plans for superior performance with downside risk for underperformance
4. Attract & Retain Talent	Market-competitive programs with flexibility to be aggressive for mission-critical talent retention and acquisition
5. Align with Stockholder Interests	Programs that are transparent, easily understood and meet fiduciary commitments to stockholders
6. Encourage Health and Financial Well-Being	Market-competitive benefit programs that encourage wellness and financial savings

Overview of Plan Design

To support these principles, the Company’s pay mix emphasizes pay for performance. In 2012, “variable” compensation in the form of annual incentive and equity (i.e., stock options, RSUs and performance shares) comprised 87% of our CEO’s target total direct compensation and 88% of our other NEOs’ target total direct compensation on average.

*	Note: Target Total Direct Compensation reflects base salary as indicated in the Summary Compensation Table, target annual incentive opportunity as indicated in the Grants of Plan-Based Awards Table, and target value of 2012 equity awards as indicated in the Summary Compensation Table. The Summary Compensation Table begins on page 51 and the Grants of Plan-Based Awards Table is on page 53.

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Juniper Networks, Inc. Notice of 2013 Annual Meeting and Proxy Statement	31

Variable components of our compensation plan design include the following:

  The Executive Annual Incentive Plan, our cash bonus plan, emphasized both financial and strategic results. The financial component (weighted 70% of total annual incentive opportunity) measured revenue growth at the Corporate, Division, and Business Unit level, as applicable, and profitability at the applicable Corporate and Division levels. The strategic component of the cash bonus plan (weighted 30% of total annual incentive opportunity) was based on strategic objectives. The plan is illustrated below:

Design	Revenue Growth (35%)	Profitability (35%)	Strategic (30%)

Corp Execs	Corp (35%)	Corp Op Margin (35%)	Strategic (30%)

Div Execs	Div (35%)	Div Cont Margin (20%) Corp Op Margin (15%)	Strategic (30%)

BU Execs	BU (35%)	Div Cont Margin (35%)	Strategic (30%)

  Stock Option Awards, which are generally targeted at 50% of the award value for our long- term incentives and which only reward executives for sustained increases in our share price over time.
  The Executive Performance Share Plan which is generally targeted at the remaining 50% of our long term incentive awards. Payouts under the performance share plan are formulaic based on performance measures, which for 2012 emphasized operating cash flow, or OCF margin, operating income, and customer satisfaction, as measured by the Juniper Customer Satisfaction Index, or JCSI, as illustrated below:

50% weight	50% weight
OCF Margin (0%-200% Payout)	Operating Income $ (0%-200% Payout)	X	JCSI Multiplier (0.75x – 1.5x)	=	Shares Banked (0% - 250% of Target)

New performance awards are set at the beginning of each year for the performance share plan, with outcomes affecting 1/3 of the award for the most recent year as well as awards made in the prior two years. Awards do not vest and pay out until the end of the third year of the plan.

2012 Business Results

2012 was a challenging year where we saw contraction in the Routing addressable market, our largest product segment, and macroeconomic conditions in Europe remained challenging. As a result, our financial performance for 2012 fell below our expectations for the year, and these results are directly reflected in our pay programs. At the same time, we did achieve a number of critical strategic and operational improvement milestones during 2012 that we believe will set the stage for market share growth and improved productivity going forward.

Please refer to the Compensation Discussion and Analysis for additional discussion of our performance measures and goals for 2012.

At the same time, we did achieve a number of critical strategic, technical, and operational milestones during the year. These included:

  Quality of products;
  Increased number of design wins;
  Expanded customer usage of emerging Company products;
  Growth in market share;
  Improved customer loyalty;
  Development of the Company’s leadership capabilities; and
  Expanded operating margins through scale and efficiency.

Executive Compensation

Our stock price ended 2012 at $19.67, relatively unchanged from the 2011 close at $20.41, reflecting a 3.6% decline for the year.

2012 Pay Outcomes

As a result of these performance results, the actual payouts received for 2012 were meaningfully below target. The payouts that NEOs did receive were the result of the

Company’s achieving and/or making significant progress towards the strategic objectives under the Executive Annual Incentive Plan, our cash bonus plan, as well as achieving above threshold results in the operating income performance measure and target results in the Juniper Customer Satisfaction Index (JCSI) performance measure, both under the Executive Performance Share Plan. NEOs’ average payouts as a percentage of target are summarized in the chart below.

2012 Average NEO Payout as % of Target Payout

From a value perspective, our NEOs failed to earn anywhere from $342,218 (in the case of Mr. Rahim, who was promoted to EVP and GM of the Company’s Platform Systems Division in November of 2012) to $4.18 million (in the case of Mr. Johnson, our CEO) of their variable compensation, given that the Company did not achieve its financial objectives under the Executive Annual Incentive Plan and the Executive Performance Share Plan. We believe this clearly demonstrates the direct relationship between pay and performance in our executive compensation programs. The value of compensation forfeited under the Executive Performance Share Plan is modeled at a stock price of $22.37, our closing stock price on February 7, 2013, the date on which the Compensation Committee certified 2012 performance and shares earned under the Executive Performance Share Plan. Please refer to the Compensation Discussion and Analysis for additional details, including target and actual payouts under our Executive Annual Incentive Plan and target and earned performance shares applicable to the 2012 performance year under our Executive Performance Share Plan.

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Juniper Networks, Inc. Notice of 2013 Annual Meeting and Proxy Statement	33

Table 2: NEO Total Incentive Payout vs. Target Opportunity

	Target Payouts			Actual Payouts
							Total Actual
		Target # of			Actual # of		Incentive
		Performance			Performance		Value as
	Target	Shares for 2012	Total	Actual	Shares for 2012	Total Actual	% of Total
	Annual	Performance	Target	Annual	Performance	Incentive	Target
	Incentive	Measurement	Incentive	Incentive Paid	Measurement	Value for	Incentive
Executive	for 2012	Period	Value 2012	for 2012	Period	2012	Value
Kevin R. Johnson Chief Executive Officer	$1,750,000	$3,914,750 (175,000 shares)	$5,664,750	$770,000	$716,355 (32,023 shares)	$1,486,355	26%
Robyn M. Denholm Executive Vice President and Chief Financial Officer	$562,500	$835,162 (37,334 shares)	$1,397,662	$365,625	$152,832 (6,832 shares)	$518,457	37%
Robert Muglia Executive Vice President, General Manager, Software Solutions Division	$1,125,000	$1,379,491 (61,667 shares)	$2,504,491	843,750	$252,445 (11,285 shares)	$1,096,195	44%
Rami Rahim Executive Vice President, General Manager, Platform Systems Division	$368,750	$307,834 (13,761 shares)	$676,584	$278,038	$56,328 (2,518 shares)	$334,366	49%
Gerri Elliott Executive Vice President, Chief Sales Officer	$562,500	$812,792 (36,334 shares)	$1,375,292	$365,625	$148,738 (6,649 shares)	$514,363	37%
Stefan Dyckerhoff Former Executive Vice President, General Manager, Platform Systems Division	$989,625	n/a	$989,625	$435,435	n/a	$435,435	44%

CEO Pay for Performance

We have also evaluated the pay for performance relationship for our CEO position both relative to peers and over time. We believe, based on the analyses of relative and absolute pay for performance set forth below, that our CEO’s pay is closely aligned with performance and stockholder value creation, reflecting both measured performance results in the Executive Annual Incentive and Executive Performance Share Plans, and the impact of declining share prices on the actual pay delivered to our CEO. These charts are measured on the basis of realizable pay, which includes the value of all incentives paid and equity awards as of the end of the measurement period, rather than at the grant date value. On a relative basis, this is measured as of the end of 2012 for all awards made in the last three years, consistent with the measurement date for peers, and on an absolute basis, we measured CEO pay as of the end of each discrete fiscal year.

Note: Shading in Relative Pay-for-Performance chart indicates alignment between CEO pay and company performance.

Executive Compensation

  Relative Pay for Performance: This approach calculates the percentile rank of actual realizable compensation for our CEO for awards made over the past 3-year period (2010, 2011 and 2012) as of the end of 2012, relative to the actual realizable compensation for CEOs in a peer group comprised of the same set of peers listed in Juniper’s Primary Peer Group, as set forth on page 38, with the following changes: deletion of Qualcomm Inc. and Altera Corp. and addition of Motorola Solutions Inc. and NVIDIA. We measure Juniper’s Total Shareholder Return (“TSR”) rank relative to the Peer Group over the same time period. Total Shareholder Return reflects value for stockholders through share price appreciation and dividends, and is calculated as follows:
(Stock Price at Ending Date – Stock Price at Beginning Date) + Dividends
Stock Price at Beginning Date

  Absolute Pay for Performance: This approach calculates the actual realizable compensation for our CEO at the end of each fiscal year over the past 3-year period and compares it to the Company’s stock price at the end of each of the respective years (2010, 2011 and 2012). Actual realizable compensation reflects the sum of “Salary,” “ Non-Equity Incentive Plan Compensation,” and “All Other Compensation” reported in the Summary Compensation Table, as well as the realizable value of all stock options and performance share awards granted in the applicable year. Performance shares are valued to reflect the target number granted in the applicable year multiplied by the stock price at the applicable fiscal year end. Stock options are valued to reflect the difference between the stock price at the end of the applicable fiscal year and the exercise price, multiplied by the number of stock options granted. If the stock price at the end of the fiscal year is less than or equal to the exercise price, the stock options reflect no value.
  For purposes of calculating absolute pay for performance, please see details in the table below.

Corporate Governance Framework

The Company takes seriously its duty to maintain a comprehensive governance framework that is aligned with standard market practice and standards. The Company has adopted a strong corporate governance framework that includes the components described below.

  Stock ownership guidelines: We have established stock ownership guidelines for members of our board of directors, NEOs and certain other executive officers to further align the interests of our leadership with those of our stockholders.
  “Clawback” policy: We maintain a clawback policy under which our CEO and CFO are required to repay overpayments of incentive compensation awards in the event of a financial restatement in which it is determining that the individual executive was responsible due to gross recklessness or intentional misconduct.
  Double-trigger vesting: An executive’s unvested equity awards will vest upon a change in control only if the executive also experiences a qualifying termination of employment.
  No stock option repricing: The Company’s 2006 Equity Incentive Plan does not permit us to reprice stock options without stockholder approval or to grant stock options with an exercise price below fair market value.
  No tax gross-ups: The Company currently has no executive officer contracts providing for an excise tax gross up following a change in control.
  No hedging of Company stock: Company policy prohibits members of our board of directors and Section 16 officers from engaging in short sales of Company stock and other similar transactions that could be used to hedge the risk of Company stock ownership.
  Independent compensation consultant: Our Compensation Committee retains an independent compensation consultant who performs services only for the Compensation Committee

CEO Pay for Performance

					Non Equity
			Stock	Option	Incentive Plan	All Other
Year	Analysis	Salary	Awards	Awards	Compensation	Compensation(3)	Total
2012	Summary Compensation Table Disclosure	$1,000,000	$2,420,000	$2,710,920	$770,000	$45,000	$6,945,920
	Actual Realizable Compensation (2012)(1)	$1,000,000	$1,967,000	$0	$770,000	$45,000	$3,782,000
2011	Summary Compensation Table Disclosure	$960,000	$4,400,000	$4,565,850	$754,320	$13,233	$10,693,403
	Actual Realizable Compensation (2011)(2)	$960,000	$2,041,000	$0	$754,320	$13,233	$3,768,553
2010	Summary Compensation Table Disclosure(3)	$820,000	$2,744,000	$2,789,130	$1,599,000	$2,061,442	$10,013,572
	Actual Realizable Compensation (2010)(3)(4)	$820,000	$3,692,000	$2,844,000	$1,599,000	$2,061,442	$11,016,442

(1)	Reflects 100,000 performance shares at target valued using Juniper’s $19.67 stock price on 12/31/12 and stock options valued at $0 given that Juniper’s 12/31/12 stock price is below the exercise price of $24.20.
(2)	Reflects 100,000 performance shares at target valued using Juniper’s $20.41 stock price on 12/31/11 and stock options valued at $0 given that Juniper’s 12/31/11 stock price is below the exercise price of $44.00.
(3)	Includes sign-on bonus installment payments of $2,000,000 in 2010.
(4)	Reflects 100,000 performance shares at target valued using Juniper’s $36.92 stock price on 12/31/10 and stock options valued at the difference between Juniper’s $36.92 stock price and the $27.44 exercise price.

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Juniper Networks, Inc. Notice of 2013 Annual Meeting and Proxy Statement	35

Executive Compensation Philosophy and Objectives

The Company’s executive compensation programs are overseen by the Compensation Committee. The Committee recognizes that in order for the Company to successfully develop, introduce, market and sell products, the Company must be able to attract, retain and reward qualified executives who will be able to operate effectively in a high growth, complex environment. In

2012, the Committee reaffirmed the guiding principles that it established in 2011 below for the Company’s go-forward executive compensation program. The Committee believes that these guiding principles drive the right behaviors, accountability and alignment with stockholder interests.

Table 3: Executive Compensation Guiding Principles

Principle	Strategy
1. Enhance Accountability	Executive compensation linked to a clear set of business objectives
2. Manage to Balanced Results	Compensation strategy that drives balanced results between the following:
Short- and long-term objectives Individual and team performance Financial and non-financial objectives Customer satisfaction and growth
3. Reward High Performance	Upside potential in the incentive plans for superior performance with downside risk for underperformance
4. Attract & Retain Talent	Market-competitive programs with flexibility to be aggressive for mission-critical talent retention and acquisition
5. Align with Stockholder Interests	Programs that are transparent, easily understood and meet fiduciary commitments to stockholders
6. Encourage Health and Financial Well-Being	Market-competitive benefit programs that encourage wellness and financial savings

Role of the Compensation Consultant

The Committee has the authority to engage its own advisors to assist in carrying out its responsibilities. In addition, the Committee is free to replace its compensation advisors or retain additional advisors at any time.

During 2012, the Compensation Committee engaged Semler Brossy Consulting Group, LLC (“Semler Brossy”) to advise the Committee on executive compensation. Semler

Brossy is an independent compensation advisor and has no other business than advising boards and management teams on executive compensation issues. For details on the engagement and services provided by Semler Brossy, please refer to the “Compensation Consultant Fee Disclosure” section of this proxy statement beginning on page 28. During the fiscal year, Semler Brossy did not provide any services unrelated to executive compensation, and therefore received no fees for additional services.

Role of the Chief Executive Officer and Management

The Chief Executive Officer makes recommendations to the Committee regarding the salary, incentive target and equity awards for the Chief Financial Officer and other NEOs (except for himself) based on the analysis and guidance provided by the compensation consultant and the Chief Executive Officer’s assessment of individual specific factors, such as the individual’s role and contribution to performance and the other factors discussed below. The Chief Executive Officer is also assisted by the Executive Vice President, Human Resources in making these recommendations.

The Committee independently decides the salary, incentive target and equity awards for the Chief Executive Officer with input from their compensation consultant. In 2012, the Committee’s independent compensation consultant provided input directly to the Committee with respect to the CEO’s compensation. Based on the information presented, the Committee discusses the Chief Executive Officer’s contribution and performance, Company performance, the competitive market, and the other factors discussed below, and independently makes compensation decisions in an executive session, without the Chief Executive Officer present.

Executive Compensation

Factors Considered in Determining Executive Compensation

The Committee has established a framework for executive compensation positioning relative to market. Competitive compensation is fundamental for attracting and retaining the talent profile required for the success of the business. The 2012 market positioning strategy is presented below.

This framework provides a starting point in compensation decision-making and final decisions regarding compensation opportunity for executive officers, taking into account individual performance, tenure, criticality of role, and ability to impact business results.

Table 4: Market Positioning Strategy

Element	Market Definition	Target Pay Positioning	Rationale
Base Salary

Comparable US public companies with whom Juniper competes for talent

Compensation data from large-technology peer group for key positions where large-tech is primary talent pool

Compensation data reported by similarly-sized high-technology companies in published surveys

		At market median	Market definition is primarily industryspecific as future employees will predominately be sourced from Juniper Networks’ industry
Annual Cash Incentives Total Cash Compensation		Target at or slightly above market median Upside potential positions total cash at or above 75th percentile	Provides focus on annual financial and non-financial goals Motivates superior performance with upside potential
Long-Term Incentives		Between median and 75th percentile	Creates ownership and aligns employee efforts with stockholder value creation Annual grants based on value delivered in the market for comparable jobs
Total Direct Compensation		Target above market median Upside potential positions total direct compensation at or above 75th percentile	Reward executives for achieving financial and strategic results that drive stockholder value over the long-term
Benefits		Target higher of market median or legal minimum	Encourage wellness and financial savings

As a starting point, the Committee reviews competitive compensation market data to establish reference points and relies on the following data sources:

  Primary Peer Group: A group of publicly-traded networking equipment and other high technology companies set forth in the table below (the “Peer Group”). The companies included in the Peer Group are ones which the Committee believes are similar in size and business scope and which compete with the Company for talent. This list is periodically reviewed and updated by the Committee to take into account changes in both the Company’s business and the businesses of the companies in the Peer Group. The data on the compensation practices of the Peer Group is gathered through publicly available information. For compensation decisions made in early 2012, the Peer Group consisted of the following companies:

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Juniper Networks, Inc. Notice of 2013 Annual Meeting and Proxy Statement	37

Table 5: Primary Peer Group

Revenues
Company Name	($M)
EMC Corp	$20,008
Qualcomm Inc	$14,957
EBAY Inc.	$11,652
Corning Inc.	$7,890
Broadcom Corp	$7,389
Symantec Corp	$6,190
Sandisk Corp	$5,662
NetApp Inc.	$5,123
CA, Inc.	$4,429
Adobe Systems Inc.	$4,216
Intuit Inc	$3,772
VMware Inc.	$3,767
Xilinx Inc.	$2,369
Citrix Systems Inc	$2,206
BMC Software Inc	$2,065
Altera Corp	$2,064
Autodesk Inc	$1,952
Peer Group Median	$4,429
Juniper Networks	$4,449

Note: Reflects fiscal year 2011 revenues as reported in companies’ 10-K filings.

  Large Tech Company Peer Group: A group of publicly-traded high technology companies set forth in the table below (the “Large Tech Company Peer Group”). Large technology companies are typically the talent pool for Division head positions, and to a lesser extent, for our CEO position. Compensation data for comparable positions at these companies is used as a secondary reference by the Compensation Committee in making target compensation decisions.

Table 6: Large Tech Company Peer Group

Company Name
Apple Inc.
Applied Materials Inc
Cisco Systems Inc
Computer Sciences Corp
Dell Inc
EBAY Inc.
EMC Corp
Google Inc
Hewlett-Packard Co
IBM
Intel Corp
Microsoft Corp
Motorola Solutions Inc
Oracle Corp
Qualcomm Inc
Seagate Technology Plc
Texas Instruments Inc

  Published Surveys: For the 2012 annual compensation review, broader technology company data was drawn from the Radford 2011 Executive Compensation Survey for companies of comparable size, approximately $4 billion in revenue.

After reviewing the market data, the Committee takes into consideration other factors, such as internal equity, individual performance, tenure, leadership skills and ability to impact business performance. In addition, while recruiting and retaining key executive talent, the

Executive Compensation

compensation decisions may be determined based on negotiations with such individuals and can reflect such factors as the amount of compensation that the individual would forego by joining or remaining with the Company or relocation costs.

Elements of Executive Compensation

The NEO compensation program comprises the following elements:

Table 7: Elements of Executive Compensation

Element	Rationale
Base Salary	Provides fixed level of compensation for day-to-day responsibilities and achieving target goals and objectives
Annual Cash Incentives	Aligns executive efforts with short-term (annual) financial and strategic Company goals
Long-term Incentives	Bridges short- and long-term goals and aligns executive effort with stockholder value creation
Stock Options	Explicitly aligns executive efforts with stockholder value creation (stock price appreciation)
Performance Shares	Rewards longer-term sustained financial performance, further strengthening the link with stockholder value creation
Restricted Stock Units	Key tool used in specific situations for retention and attraction needs (not used in a programmatic way for executives)
Benefits	Except as referenced below, executives participate in company-wide benefit programs. Executives may choose to defer a portion of salary and annual incentive bonus under a deferred compensation program
Severance	Provides a financial bridge to new employment in line with market competitive practices
Change of Control Related Benefits	Encourage the continued attention, dedication and continuity of assigned duties without the distraction that may arise from the possibility of a change of control

Base Salary

In 2012, Mr. Johnson provided the Committee with his recommended pay increases for certain of the NEOs in light of a review of competitive external market data, as well as the Company’s compensation framework. Mr. Johnson and the Committee did not increase the salary of Mr. Muglia given that he was hired in October 2011. The Committee independently decided to not provide a pay increase for Mr. Johnson. As noted in the table below, several executives received increases that were intended to better align their salaries with other executives at Juniper with similar levels of responsibility, as well as with comparable positions at similarly sized companies in the technology industry. Generally, merit increases were effective July 1, 2012. Mr. Rahim received a salary increase in November 2012 in connection with his promotion to Executive Vice President and General Manager, Platform Systems Division. His pay increase was a function of this change in role scope to align with the Division President market data and was not part of the Company’s regular merit increase cycle.

Table 8: 2012 Base Salary

	2012 Base	2012 Base	%
	Salary Before	Salary After	Merit
Executive	Increase	Increase	Increase
Kevin R. Johnson
Chief Executive Officer	$1,000,000	$1,000,000	0%
Robyn M. Denholm
Executive Vice President and Chief Financial Officer	$550,000	$575,000	5%
Robert Muglia
Executive Vice President, General Manager, Software Solutions Division	$750,000	$750,000	0%
Rami Rahim
Executive Vice President, General Manager, Platform Systems Division	$350,000	$600,000	N/A
Gerri Elliott
Executive Vice President, Chief Sales Officer	$550,000	$575,000	5%
Stefan Dyckerhoff(1)
Former Executive Vice President, General Manager, Platform Systems Division	$650,000	$669,500	3%

(1)	Mr. Dyckerhoff resigned from his position as Executive Vice President and General Manager, Platform Systems Division in 2012.

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Juniper Networks, Inc. Notice of 2013 Annual Meeting and Proxy Statement	39

Executive Annual Cash Incentive Compensation

Consistent with our key program objective to have a significant portion of each NEO’s compensation tied to performance, the Company has established a target annual performance-based cash incentive opportunity for each NEO, expressed as a percentage of base salary. In establishing the amount of the target incentive, the Committee takes into account competitive market data, desired positioning against market, the individual’s role and contribution to performance, and internal equity. The actual award earned may be higher or lower than this target incentive amount, based on company, business unit and/or individual performance factors.

For 2012, target incentives (as a percentage of base salary) for all NEOs remained consistent with 2011 levels, except for the target incentives of Mr. Rahim, who was promoted. The target cash incentives as a percentage of base salary for 2012 are presented below:

Table 9: 2012 Target Incentives

			Target
			Incentives
		Adjusted Base	(as % of	Target	Plan Participation
Executive	Base Salary	Salary(1)	Base Salary)	Incentives	Per Illustration Below
Kevin R. Johnson
Chief Executive Officer	$1,000,000	$1,000,000	175%	$1,750,000	Corp
Robyn M. Denholm
Executive Vice President and
Chief Financial Officer	$575,000	$562,500	100%	$562,500	Corp
Robert Muglia					Software
Executive Vice President,					Solutions Division
General Manager, Software Solutions Division	$750,000	$750,000	150%	$1,125,00	(SSD) (Division)
Rami Rahim(2)					Edge & Aggregation
Executive Vice President,					Business Unit (EABU)
General Manager, Platform Systems Division	$600,000	$391,667	N/A (2)	$368,750	(BU)
Gerri Elliott
Executive Vice President, Chief Sales Officer	$575,000	$562,500	100%	$562,500	Corp
Stefan Dyckerhoff					Platform Systems
Former Executive Vice President,					Division (PSD)
General Manager, Platform Systems Division	$669,500	$659,750	150%	$989,625	(Division)

(1)	Adjusted base salaries reflect actual salaries earned during 2012.
(2)	Mr. Rahim’s target incentive value is pro-rated to reflect (i) opportunity prior to promotion, i.e., $350,000 salary and target annual incentive of 75% of salary pro-rated for 10 months, and (ii) opportunity following promotion, i.e., $600,000 salary and target annual incentive of 150% of salary pro-rated for two months.

NEOs could earn annual cash incentives in 2012 based on achievement of pre-determined revenue growth, non-GAAP corporate operating margin, and non-GAAP division contribution margin targets, as well as strategic objectives. The weighting of financial and strategic components, at 70% and 30% of total target opportunity, respectively, and the use of revenue growth at the applicable Corporate, Division, or BU level remained consistent with the 2011 Plan design. While the use of corporate operating margin in the Corporate level plan remained consistent with the 2011 design, we incorporated a division contribution margin in the Division and BU Plans. Contribution margin is defined as total Division non-GAAP product and service revenue, less cost of sales and direct expenses, expressed as a percentage of total Division non-GAAP product and service revenue as reported in the Company’s earnings release (as adjusted for impacts of acquisitions closed and included in reported numbers for the period). The purpose of this change was to align executives’ incentives with outcomes they explicitly controlled and impacted from a profitability perspective. For Division plans, we also included corporate operating margin to link incentives for executives on the Division plan with corporate results to drive cross-division partnership and prudent operating expense decisions. The strategic objectives component was based on individualized goals for the NEOs based on the Company’s overall strategy. The illustration and table below provide the Executive Annual Incentive Plan design, the performance objectives and the weighting assigned to each measure for each NEO.

Executive Compensation

Design	Revenue Growth (35%)	Profitability (35%)	Strategic (30%)

Corp Execs	Corp (35%)	Corp Op Margin (35%)	Strategic (30%)

Div Execs	Div (35%)	Div Cont Margin (20%) Corp Op Margin (15%)	Strategic (30%)

BU Execs	BU (35%)	Div Cont Margin (35%)	Strategic (30%)

The actual amounts paid to individual NEOs depend on the level of achievement against the objectives. NEOs can earn anywhere between 0-200% of the target incentive based on actual performance. The portion of incentives tied to financial objectives is formulaic. However, the strategic component is funded based on strategic and operational goals, and the CEO makes recommendations for individual payouts for officers other than himself, based on his evaluation of their performance. The CEO has the ability to present a case to the Committee for above-target funding for the strategic component (subject to the overall limit of 200% of target incentive), but final approval of actual payout amounts is at the discretion of the Committee. For 2012, the Committee set target performance goals for revenue growth and operating margin per the table below. Strategic goals varied based on individuals. These goals included:

  Quality of products;
  Increased number of design wins;
  Expanded customer usage of emerging Company products;
  Growth in market share;
  Improved customer loyalty;
  Development of the Company’s leadership capabilities; and
  Expanded operating margins through scale and efficiency.

Table 10: 2012 Financial Performance Targets and Achievements

	Corporate Goals		PSD Goals		SSD Goals		EABU	Payout
	Revenue	Op	Revenue	Contribution	Revenue	Contribution	Revenue	as %
Performance Level(1)	Growth	Margin	Growth	Margin	Growth	Margin	Growth Goals	of Target
Maximum	17.6%	22.5%	18.0%	46.4%	16.3%	46.0%	17.0%	200%
Target	11.9%	20.5%	12.3%	44.4%	10.6%	44.0%	10.8%	100%
Threshold	0.0%	17.0%	0.0%	40.9%	0.0%	40.5%	0.0%	0%
Actual Performance	-1.9%	15.6%	-1.9%	40.1%	-1.6%	40.2%	0.1%	—
Actual Payout	0%	0%	0%	0%	0%	0%	0.4%	—

(1)	No payout for individual component for performance levels below threshold. Payment scales between threshold and target and between target and maximum are linear.

Actual 2012 corporate revenue growth, corporate operating margin, division revenue growth and division contribution margin were below threshold. Revenue growth for our Edge and Aggregation Business Unit, or EABU, was slightly above threshold. As a result, there was no payout for financial performance for the NEOs, with the exception of Mr. Rahim. For the strategic objectives-related payouts, the CEO presented to the Committee an evaluation of all of his direct reports relative to their goals and also made recommendations for their payouts. Recommendations for NEOs, excluding the CEO, were based on overall achievement relative to strategic goals and individual executive contribution in their respective roles. In addition to the achievement relative to the individual strategic goals, the payout for the strategic component reflects successfully shaping the company’s software defined networking (“SDN”) strategy and restructuring efforts. As previously announced by the Company, Mr. Dyckerhoff resigned as an employee effective as of December 31, 2012. On January 2, 2013, Mr. Dyckerhoff commenced his service as a part-time consultant, reporting to CEO Kevin Johnson. For the CEO, the Committee independently determined the payout for the strategic objectives component at 44% of total target annual incentive based on completion of, or continued progress toward, strategic goals.

Upon completion of the measurement period for 2012, the Committee reviewed the performance of the Company to verify and approve the calculations of the amounts to be paid. Actual payments to NEOs under the Executive Annual Incentive Plan ranged between 44% and 75.4% of the individual’s target annual incentive for the year. The following table summarizes the payments for the Company’s NEOs (expressed as a percentage of their 2012 target incentive):

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Juniper Networks, Inc. Notice of 2013 Annual Meeting and Proxy Statement	41

Table 11: Payments Under 2012 Annual Incentive Plan

	Financial Component		Strategic Component		Total Amount
		Payout as %		Payout as %		Payout as %
Executive	Payout $	of Total Target	Payout $	of Total Target	Payout $	of Total Target
Kevin R. Johnson
Chief Executive Officer	$0	0.0%	$770,000	44.0%	$770,000	44.0%
Robyn M. Denholm
Executive Vice President and Chief Financial Officer	$0	0.0%	$365,625	65.0%	$365,625	65.0%
Robert Muglia
Executive Vice President,
General Manager, Software Solutions Division	$0	0.0%	$843,750	75.0%	$843,750	75.0%
Rami Rahim
Executive Vice President,
General Manager, Platform Systems Division	$1,475	0.4%	$276,563	75.0%	$278,038	75.4%
Gerri Elliott
Executive Vice President, Chief Sales Officer	$0	0.0%	$365,625	65.0%	$365,625	65.0%
Stefan Dyckerhoff
Former Executive Vice President,
General Manager, Platform Systems Division	$0	0.0%	$435,435	44.0%	$435,435	44.0%

Long-Term Equity Incentive Compensation

The Company has been focused on managing its annual equity usage as a percentage of its common stock outstanding to align with Peer Group competitive levels. To reduce its equity usage, the Committee reviewed its overall equity compensation program and made changes intended to position the Company’s annual equity burn rate below the Peer Group’s 75th percentile. In determining the ranges for long-term incentives, the Committee sought to allocate to the NEOs approximately 50% of award value in stock options and 50% of award value in performance shares. The rationale for this equity mix was to align the NEOs’ compensation opportunities with stockholder interests, i.e., stock price appreciation, and also to drive performance in key financial metrics that support our innovation agenda (i.e., operating income and operating cash flow margin) and customer satisfaction (JCSI). The number of shares for the 2012 equity compensation program guidelines was calculated using a policy the Committee approved in 2012, pursuant to which the conversion price reflected the higher of our 6-month average daily stock price close for the second half of 2011, or $30.00. The Committee approved a $30 conversion price given that our second half of 2011 average daily stock price close was $22.60. Using an average stock price mitigates the impact of spot stock price volatility on any given day in converting long-term incentive value to the number of shares, and using a $30.00 stock price implicitly builds a stock price hurdle into the award, i.e., in order to earn the intended target value of compensation under the equity compensation program, the stock price will need to increase to $30.00. In determining the amount of long-term equity incentives to award to each individual, the Committee evaluated grant levels in the Peer Group and in the survey data. The Committee’s objective was to continue to target total direct compensation between the 50th and 75th percentiles of the Peer Group market data discussed above. However, within this general objective, the specific number of equity awards for each of the NEOs was based on the executive’s respective role and grade level.

The Company’s equity compensation programs are intended to align the interests of our NEOs with those of our stockholders by creating an incentive to drive financial performance over time and maximize stockholder value creation. The vehicles used for the equity compensation program and the rationales for their use are as follows:

Stock Options

Stock options provide payout opportunity to the NEOs only if the stock price appreciates relative to the date of grant, which is a direct link between stockholder value creation and executive efforts. The stock options vest based upon continued service over a four year period. Stock options were granted to the NEOs by the Company on February 17, 2012 (except for Mr. Rahim, who was not a Section 16 Officer at the time and was instead granted only restricted stock units) and have an exercise price equal to the closing market price in effect on the date of grant, or $24.20 per share. The stock options have a seven-year term and vest with respect to 25% of the shares on the first anniversary of the date of grant and with respect to 1/48th of the shares each month thereafter, assuming continued service to the Company.

Executive Compensation

Restricted Stock Units

Restricted stock units provide payout opportunity to the NEOs only if they remain employed through the applicable vest dates. The payout opportunity is directly linked with shareholder value and executive efforts. In 2012, the Company used restricted stock units on a limited as-needed basis to provide additional retention to Ms. Denholm and Messrs. Dyckerhoff, Muglia, and Rahim. Generally, the restricted stock units vest with respect to 34% on the first anniversary of the grant and with respect to an additional 33% on each of the second and third anniversaries of the date of grant, assuming continued service to the Company. However, the restricted stock units granted to Mr. Muglia in 2012 vest 45% on each of the first and second anniversaries of the grant, with the remaining 10% vesting on the third anniversary of the grant, assuming continued service to the Company. The restricted stock units granted to Mr. Dyckerhoff in

2012 vest with respect to 25% on each anniversary of the grant, assuming continued service to the Company. These restricted stock units were forfeited by Mr. Dyckerhoff as a result of his departure in 2012.

Performance Share Awards

Performance share awards are designed to reward executive efforts with respect to year-over-year sustained financial performance, which in the longer term has the potential to positively impact stockholder value.

NEOs receive performance share grants that are earned annually based on performance over a three-year period. In general, earned shares vest following the end of the three-year period. The amount of performance shares earned for a particular year is based on the achievement of annual performance targets established for that year. The plan’s performance measure construct for 2012 is illustrated below:

50% weight	50% weight
OCF Margin (0%-200% Payout)	Operating Income $ (0%-200% Payout)	X	JCSI Multiplier (0.75x – 1.5x)	=	Shares Banked (0% - 250% of Target)

The 2012 construct was the same as that in 2011, with the exception that we added operating income as a financial metric in the Plan. Both operating cash flow margin, or OCF margin, and operating income were weighted 50% each. OCF margin means total company operating cash flow from operations expressed as a percentage of total company net GAAP revenue, all amounts as reported in the Company’s filings with the SEC, as adjusted for impacts of acquisitions closed and included in reported numbers for the period. Cash flows from operations are adjusted for cash impact of restructuring, acquisitions-related costs, litigation and tax settlements (favorable or unfavorable), and tax effects of employee stock compensation. The addition of operating income in the 2012 design was intended to reinforce the Company’s profitability in tandem with OCF margin. In addition, the Committee wished to begin to de-emphasize OCF margin as the Company had made significant improvements in OCF margin in recent years, and the Committee determined to shift the emphasis of the performance share plan.

The JCSI multiplier remained consistent with the 2011 design, ranging from 0.75x to 1.5x to allow management to emphasize the customer satisfaction metric and drive desired results. Consistent with the 2011 design, the maximum payout under the 2012 program is capped at 250% of target. Also consistent with the 2011 construct,

JCSI comprises three metrics: a customer’s (1) overall satisfaction with Juniper, (2) likelihood to recommend Juniper to a colleague, and (3) continued use of Juniper products, services and or support. JCSI is measured based on the results of a customer satisfaction survey designed, administered and analyzed by an external firm in partnership with the Company’s management. The survey process typically begins towards the middle of the second quarter and final results are available towards the end of the fourth quarter. For 2012, 5,921 nominations were sent across 1,934 client accounts for participation in the Company’s customer satisfaction survey, and 906 customers participated. JCSI functions as a multiplier to the interim payout outcome, based on OCF margin and operating income performance relative to objectives per the illustration above. For 2012, the Committee set target performance goals at levels which it believed at the time to be difficult but achievable, and set maximum performance goals at a level which it believed to be very difficult. With respect to each year’s performance, the participants can earn between 0% and 250% of the target amount for that year depending on the level of achievement against the targets established for that year (the target amount for each year is one-third of the target amount for the entire three year period). Shares earned vest following certification of performance for the final tranche in the performance period. No shares are vested

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Juniper Networks, Inc. Notice of 2013 Annual Meeting and Proxy Statement	43

or issued prior to the completion of the third performance year or as stated in individual executives’ employment contracts, and any earned but unvested shares are forfeited if the employee leaves the Company before the stated vest date.

The tables below provide operating cash flow margin, operating income and JSCI goals for 2012, actual achievement, and details of shares earned for the 2012 performance measurement year.

Table 12: 2012 Operating Cash Flow Margin, Operating Income, and JCSI Goal Achievement

	Financial Goals			Financial
	OCF Margin	Op Income	JCSI	Goals Payout	JCSI
Performance Level(1)	(50% weight)	(50% weight)	(Multiplier)	as % of Target	Multiplier
Maximum	26.0%	$1,177	8.30 and Above	200%	1.5x
Target	23.5%	$1,021	7.79-7.95	100%	1.0x
Inter Point	n/a	$748	n/a	50%	n/a
Threshold	17.0%	$500	7.44 and Below	0%	0.75x
Actual Performance	16.24%	$681	7.89	—	—
Actual Payout(2)	0%	36.5%	1x	18.3%	1x

(1)	No shares are earned for achievement of performance levels below threshold. Performance achievement scales between threshold and target and between target and maximum are linear.
(2)	Actual 2012 achievement of 18.3% reflects 50% weighting applied to each of OCF Margin and operating income payout (i.e., the average of 0% and 36.5% for OCF margin and operating income, respectively), multiplied by 1x JCSI multiplier.

Performance shares were granted on February 17, 2012. Details on individual grants can be found in the Grants of Plan-Based Awards Table on page 53 of this proxy statement.

Table 13: Shares Earned for 2012 Performance Share Goal Achievement

	Grant Year of	Total		2012 Performance
	Performance	Performance		Achievement	2012 Total	Shares To Vest
Executive	Shares	Share Target	2012 Target	(% of Target)	Shares Earned	in 2013
Kevin R. Johnson Chief Executive Officer(1)	2012	100,000	33,334	18.3%	6,100	—
	2011	100,000	33,333	18.3%	6,099	—
	2010	100,000	33,333	18.3%	6,099	111,166
	2008	335,000	75,000	18.3%	13,725	13,725
	Total	—	175,000	18.3%	32,023	124,891
Robyn M. Denholm Executive Vice President and Chief Financial Officer	2012	35,000	11,667	18.3%	2,135	—
	2011	45,000	15,000	18.3%	2,745	—
	2010	32,000	10,667	18.3%	1,952	35,573
	Total	—	37,334	18.3%	6,832	35,573
Robert Muglia	2012	65,000	21,667	18.3%	3,965	—
Executive Vice President,	2011	100,000	40,000	18.3%	7,320	7,320
General Manager, Software Solutions Division(2)	Total	—	61,667	18.3%	11,285	7,320
Rami Rahim Executive Vice President, General Manager, Platform Systems Division(3)	2011	17,284	5,761	18.3%	1,054	—
	2010	18,000	6,000	18.3%	1,098	20,010
	2009	6,000	2,000	18.3%	366	6,670
	Total	—	13,761	18.3%	2,518	26,680
Gerri Elliott Executive Vice President, Chief Sales Officer	2012	35,000	11,667	18.3%	2,135	—
	2011	45,000	15,000	18.3%	2,745	—
	2010	29,000	9,667	18.3%	1,769	32,238
	Total	—	36,334	18.3%	6,649	32,238

(1)	Mr. Johnson’s 2008 grant was a new hire grant, pursuant to which 75,000 shares were applicable to the 2012 performance period with vesting in the year the Committee certified the 2012 shares earned.
(2)	Mr. Muglia’s 2011 grant was a new hire grant, pursuant to which 40,000 shares were applicable to the 2012 period with vesting in the year the Committee certified the 2012 shares earned.
(3)	Mr. Rahim’s 2009 grant was made in November 2009 and as such was tied to the performance period comprising 2010- 2011-2012 performance years.

Executive Compensation

Benefits and Perquisites

The NEOs are provided the same health and welfare benefits that are available to employees broadly. The Committee believes that the benefits programs are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain talent.

In addition to receiving Company wide-benefits, NEOs are eligible to participate in the Deferred Compensation Plan and Executive Wellness Program described below.

Deferred Compensation Plan

In June 2008, the Company adopted and implemented a deferred compensation plan for U.S. employees. All NEOs are eligible to participate in the deferred compensation plan. The Company implemented this plan in order to offer benefits that are competitive with companies with which we compete for talent. This plan allows participants to elect to defer a certain amount of compensation earned into one or more investment choices.

The participants are not taxed on the compensation deferred into these investments until distribution of invested funds to the participant at a future date, which may be upon termination of employment with the Company or a designated “in-service” date elected by the participant. The deferred compensation plan is intended to comply with Internal Revenue Code Section 409A. In 2012, none of the NEO’s participated in this plan.

Executive Wellness Program

Under the Executive Wellness Program, eligible executives receive additional benefits focused on health care screening and wellness. The total value of this benefit is limited to $10,000 per year for each eligible executive.

The Committee believes that promoting the health and wellness of its executives results in a number of benefits to the Company, including increased productivity, lower absentee rate and increased organizational stability, among others.

Other Benefits

From time to time, the Company may agree to reimburse employees for relocation costs if the employee’s job responsibilities require him or her to move a significant distance. In 2009, Ms. Elliott was hired by the Company. While she was in the process of relocating to the San Francisco Bay Area, and pursuant to the terms of her new hire package, the Company provided relocation assistance in the form of travel for residence relocation, tax assistance, limited rental car use and temporary housing, household goods shipping/storage, and a taxable relocation allowance. In addition, Ms. Elliott’s agreement provided for home sale assistance and new home purchase assistance. In 2011, Mr. Muglia was hired by the Company. While he was in the process of relocating to the Bay Area and pursuant to the terms of his new hire package, the Company provided relocation assistance in the form of travel for residence relocation, settling in assistance, limited rental car use, temporary housing, household goods shipping/storage, and taxable relocation allowance. In addition, Mr. Muglia’s agreement provided for new home purchase assistance.

On May 13, 2010, the Committee authorized the Company to provide up to 100 flight hours on a private aircraft for the use of Mr. Johnson and his family for non-business travel. This arrangement will be considered taxable compensation to Mr. Johnson upon use. Mr. Johnson received a taxable benefit of $36,237 related to use of private aircraft in fiscal year 2012. Mr. Johnson is personally responsible for paying the taxes on this benefit.

Severance Benefits

In addition to compensation designed to reward employees for service and performance, the Committee has approved severance and change of control provisions for certain employees, including NEOs, as described further below.

Basic Severance

In order to recruit executives to the Company and encourage retention of employees, the Committee believes it is appropriate and necessary to provide assurance of certain severance payments if the Company terminates the individual’s employment without cause, as

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Juniper Networks, Inc. Notice of 2013 Annual Meeting and Proxy Statement	45

described in their respective agreements. The Committee has approved severance benefits for several members of senior management, including the NEOs. Upon the commencement of his employment, Mr. Johnson entered into a severance agreement which is described below. Under severance agreements with Ms. Denholm, Mr. Dyckerhoff , Ms. Elliott, Mr. Muglia, and Mr. Rahim, in the event the employee is terminated involuntarily by Juniper Networks without cause, and provided the employee executes a full release of claims, in a form satisfactory to Juniper Networks, promptly following termination, the employee will be entitled to receive the following severance benefits: (i) an amount equal to 12 months of base salary (for Ms. Denholm and Ms. Elliott) and 15 months of base salary (for Messrs. Dyckerhoff, Muglia and Rahim), and (ii) $18,000 in lieu of continuation of benefits (whether or not the individual elects COBRA). As a result of his change in role after 2012, Mr. Dyckerhoff is no longer entitled to these benefits. All current severance agreements will expire in January 2015.

Upon the commencement of his employment, Mr. Johnson entered into a severance agreement which provided that in the event Mr. Johnson is terminated involuntarily by the Company without cause, as defined in the agreement, and provided he executes a full release of claims, in a form satisfactory to Juniper Networks promptly following termination, Mr. Johnson will be entitled to receive the following severance benefits: (i) an amount equal to one year of base salary, (ii) an amount equal to his annual target bonus for the fiscal year in which the termination occurs, and (iii) six months of Company-paid health, dental, vision, and life insurance coverage.

The Committee believes that the size of the severance packages described is consistent with severance offered by other companies of the Company’s size or in the Company’s industry.

The following table describes the potential payments that would have been provided for each of the NEOs upon termination of employment without cause (assuming the change of control benefits discussed below do not apply) as described above if such termination had occurred on December 31, 2012.

Table 14 Potential Severance Payments for Termination Without Cause

	Base Salary	Incentive	Value of
Executive	Component	Component	Benefits	Total
Kevin R. Johnson	$1,000,000	$1,750,000	$8,061	$2,758,061
Robyn M. Denholm	$575,000	N/A	$18,000	$593,000
Stefan Dyckerhoff(1)	$836,875	N/A	$18,000	$854,875
Gerri Elliott	$575,000	N/A	$18,000	$593,000
Robert Muglia	$937,500	N/A	$18,000	$955,500
Rami Rahim	$750,000	N/A	$18,000	$768,000

(1)	As a result of Mr. Dyckerhoff’s change in role after 2012, Mr. Dyckerhoff is not currently entitled to the above-mentioned benefits.

Change of Control Severance

The Committee considers maintaining a stable and effective management team to be essential to protecting and enhancing the best interests of the Company and its stockholders. To that end, the Committee recognizes that the possibility of a change of control may exist from time to time, and that this possibility, and the uncertainty and questions it may raise among management, may result in the departure or distraction of management to the detriment of the Company and its stockholders. Accordingly, the Committee decided to take appropriate steps to encourage the continued attention, dedication and continuity of members of the Company’s management to their assigned duties without the distraction that may arise from the possibility of a change of control. As a result, the Committee approved certain severance benefits for Mr. Johnson, Ms. Denholm, Mr. Dyckerhoff, Ms. Elliott, Mr. Muglia, and Mr. Rahim, as well as for several members of senior management in the event of certain employment terminations following a change of control. In approving these benefits the Committee considered a number of factors, including the prevalence of similar benefits adopted by other publicly traded companies. In the case of Mr. Johnson and Mr. Muglia, the change of control benefits were also deemed appropriate in light of the negotiations to secure the services of Mr. Johnson as Chief Executive Officer and Mr. Muglia as Executive Vice President, Software Solutions Group, respectively. All current change of control agreements will expire in January 2014 (other than Mr. Johnson’s, which expired in January 2013, and Mr. Muglia’s, which expires in January 2015). The Committee takes into account an executive’s current role and the impact of a transaction on the role before renewing the agreements for another period of three years. As a result of his change in role after 2012, Mr. Dyckerhoff is no longer entitled to these benefits.

Executive Compensation

The change of control severance benefits approved by the Committee for all NEOs, other than Mr. Johnson’s benefits prior to February 2013, provided the executive signs a release of claims and complies with certain post termination non-solicitation and non-competition obligations, provide that the executive will receive change of control severance benefits if either (i) the executive is terminated without cause within 12 months following the change of control or (ii) between four and 12 months following a change of control the executive terminates his or her employment with the Company (or any parent or subsidiary of the Company) for good reason (both cause and good reason are defined in the agreement). For the purposes of this agreement, a reduction in duties, title, authority or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the Chief Financial Officer of the Company remains the Chief Financial Officer of the subsidiary or business unit substantially containing the Company’s business following a change of control) does not by itself constitute grounds for good reason.

These change of control severance benefits consist of (i) a cash payment equal to the executive’s annual base salary plus the executive’s target bonus for the fiscal year in which the change of control or the executive’s termination occurs, whichever is greater, (ii) acceleration of vesting of all of the executive’s then unvested outstanding stock options, stock appreciation rights, restricted stock units and other Company equity compensation awards that vest based on time, and (iii) a lump sum cash payment of $36,000 in lieu of continuation of benefits (whether or not the individual elects COBRA). With respect to equity compensation awards that vest wholly or in part based on factors other than time, such as performance (whether individual or based on external measures such as Company performance, market share, stock price, etc.), the change of control severance benefits include acceleration as follows: (i) any portion for which the measurement or performance period or performance measures have been completed and the resulting quantities have been determined or calculated, shall immediately vest and become exercisable (and any rights of repurchase by the Company or restriction on sale shall lapse), and (ii) the remaining portions shall immediately vest and become exercisable (and any rights of repurchase by the Company or restriction on sale shall lapse) in an amount equal to the number that would be calculated if the performance measures were achieved at the target level.

Prior to February 2013, when Mr. Johnson executed a new agreement with terms substantially similar to those of the other NEO’s as described above, Mr. Johnson’s change of control severance benefits, which were set forth in his change of control agreement (“Historic Agreement”), were as follows. Provided he signed a release of claims and complied with certain post termination non-solicitation and non-competition obligations, Mr. Johnson would have received change of control severance benefits if either: (i) he was terminated without Cause (as defined below) within 18 months following the change of control, or (ii) between 12 and 18 months following a change of control he terminated his employment with the Company (or any parent or subsidiary of the Company) for Good Reason (as defined below). The change of control severance benefits consisted of: (i) a cash payment equal to his annual base salary plus his target bonus for the fiscal year in which the change of control or his termination occurred, whichever was greater, (ii) acceleration of vesting of all of his then unvested outstanding stock options, stock appreciation rights, restricted stock units and other Company equity compensation awards that vested based on time and (iii) one year of Company-paid health, dental, vision, and life insurance coverage. With respect to equity compensation awards that vested wholly or in part based on factors other than time, such as performance (whether individual or based on external measures such as Company performance, market share, stock price, etc.), Mr. Johnson’s change of control severance benefits included acceleration as follows: (i) any portion for which the measurement or performance period or performance measures had been completed and the resulting quantities had been determined or calculated, would immediately vest and become exercisable (and any rights of repurchase by the Company or restriction on sale would lapse), and (ii) the remaining portions would immediately vest and become exercisable (and any rights of repurchase by the Company or restriction on sale would lapse) in an amount equal to the number that would be calculated if the performance measures were achieved at the target level. In the event that any of the provisions of the Company’s 2006 Plan would have prevented Mr. Johnson from receiving a portion of the entire amount of acceleration of restricted stock, performance shares, RSUs or Deferred Stock Units which would otherwise have accelerated under the change of control agreement, then Mr. Johnson’s employment agreement provided for paying him the cash value of such shares.

For purposes of the Historic Agreement, “Good Reason” meant any of the following actions taken without Mr. Johnson’s express written consent: (i) any material reduction of his duties, title, authority or responsibilities or a material change in who he reported to, relative to his duties, title, authority or responsibilities and reporting relationship as in effect immediately prior to such reduction, (ii) a substantial reduction of the facilities and perquisites (including office space and location) available to Mr. Johnson immediately prior to such reduction, (iii) a reduction by the Company in the base compensation or total target cash compensation as in effect immediately

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Juniper Networks, Inc. Notice of 2013 Annual Meeting and Proxy Statement	47

prior to such reduction, (iv) a material reduction by the Company in the kind or level of benefits to which Mr. Johnson was entitled immediately prior to such reduction with the result that his overall benefits package would be significantly reduced, or (v) the relocation of Mr. Johnson to a facility or a location more than forty (40) miles from his then-present location.

For purposes of the Historic Agreement, “Cause” meant (i) an act of personal dishonesty taken by Mr. Johnson in connection with his responsibilities as an employee and intended to result in substantial personal enrichment, (ii) Mr. Johnson being convicted of, or pleading nolo contendere to a felony, (iii) a willful act by Mr. Johnson which constituted gross misconduct and which was injurious to the Company, or (iv) following delivery to Mr. Johnson of a written demand for performance from the Company which described the basis for the Company’s reasonable belief that he had not substantially performed his duties, continued violations by Mr. Johnson of his obligations to the Company which were demonstrably willful and deliberate. If any of the change of control benefits would have constituted a “parachute payment” within the meaning of Section 280G of the Internal Revenue Code and be subject to the excise tax and any related interest or penalties, then, under the Historic Agreement, he would have been entitled to receive from the Company an additional payment (the “Gross-Up Payment”) in an amount up to a maximum of $5 million that would fund his payment of any excise tax payments as well as all income and employment taxes imposed on the Gross-Up Payment, any excise tax imposed on the Gross-Up Payment and any interest or penalties imposed with respect to income and employment taxes imposed on the Gross-Up Payment. No Gross-Up Payment would have been required if the amount of benefits that would constitute a parachute payment were $1 million or less.

The following table describes the potential payments that would have been provided for each of the NEOs upon termination of employment in connection with a change of control of Juniper Networks as described above if such termination had occurred on December 31, 2012.

Table 15 Potential Payments Upon Termination in Connection with a Change of Control

		Incentive
	Base Salary	Compensation	Benefits	Value of
	Severance	Severance	Severance	Accelerated	280G
Name(1)	Component	Component	Component	Equity Awards(2)	Gross-Up(3)	Total
Kevin R. Johnson(4)	$1,000,000	$1,750,000	$16,122	$5,481,323	$5,000,000	$13,247,445
Robyn M. Denholm	$575,000	$575,000	$36,000	$3,381,106	N/A	$4,567,106
Stefan Dyckerhoff(5)	$669,500	$1,004,250	$36,000	$4,895,627	N/A	$6,605,377
Gerri Elliott	$575,000	$575,000	$36,000	$1,824,038	N/A	$3,010,038
Robert Muglia	$750,000	$1,125,000	$36,000	$3,336,386	N/A	$5,247,386
Rami Rahim	$600,000	$900,000	$36,000	$9,645,731	N/A	$11,181,731

(1)	All NEOs, except for Mr. Johnson under the terms of his Historic Agreement, are subject to a modified cap whereby Juniper Networks would either pay the NEO (i) the full amount of the NEO’s severance benefits or, alternatively (ii) an amount of certain severance benefits otherwise payable to the NEO such that the severance benefits will not be subject to the tax imposed by Internal Revenue Code Section 4999, whichever produces the better after-tax result for the NEO.
(2)	The value of accelerated unvested options, RSUs and performance shares are based on a per share price of $19.67, which was the closing price as reported on December 31, 2012. With respect to performance share awards, the equity value is calculated based on the sum of earned, but unvested shares, plus target unearned and unvested shares multiplied by $19.67, the closing price of Juniper Networks, Inc. common stock on December 31, 2012.
(3)	Under the terms of his Historic Agreement, if Mr. Johnson’s benefits triggered excise taxes, he would have received a Gross-Up Payment of up to $5 million to cover the tax. No Gross-Up Payment would have been required if the amount of the benefits that would have constituted a “parachute payment” was $1 million or less.
(4)	As of January 31, 2013, Mr. Johnson entered into a new change of control agreement, which if in effect as of December 31, 2012, would have resulted in total potential payments to Mr. Johnson of approximately $7,967,167.
(5)	As a result of Mr. Dyckerhoff’s change in role after 2012, Mr. Dyckerhoff is not currently entitled to the above-mentioned benefits.

Equity Award Granting Policy

The Board has approved a policy for granting stock options and other equity awards. Pursuant to the policy, new hire and ad hoc promotional and adjustment grants to non-Section 16 officers are to be granted monthly on the third Friday of each month, except as discussed below. All approvals of option grants and other equity awards by the Board, the Stock Committee, or the Compensation Committee shall be made at a meeting, which may be either in-person or telephonic, and not by unanimous written consent, except that this requirement shall not apply to Board actions as to which the granting of options is incidental to the primary Board action. Annual performance grants to non-Section 16 officers are scheduled to occur on the same date as a monthly grant and shall be approved by the Stock Committee in the manner described above. Grants in connection

Executive Compensation

with acquisitions shall, unless a date is specified in the acquisition agreement, occur to the extent practical on a date on which equity awards to Company employees are made by the Stock Committee. Annual equity awards to Section 16 officers are generally scheduled to be approved at a meeting of the Compensation Committee in the first quarter after the fourth fiscal quarter earnings announcement and prior to March 1. The annual grants to Section 16 officers are also generally scheduled to be effective on the third Friday of the month if the meeting approving such grants occurs on or before such date. Notwithstanding the foregoing, if the Company is advised by outside counsel that the granting of equity awards on a particular date or to particular recipients, or prior to the disclosure of certain non-public information, could reasonably be deemed to be a violation of applicable laws or regulations, such grants may be delayed until such time as the granting of those awards would be not reasonably expected to constitute a violation. If making a particular monthly grant would cause the Company to exceed any granting limitation imposed by the Board or Compensation Committee (such as an annual limit), the monthly grant shall be delayed until the first subsequent month in which the limitation would not be exceeded. If the making of a grant would cause the Company to violate the terms of any agreement approved by the Board or a Committee of the Board, such grant shall be delayed until it would not violate such agreement. The exercise price of stock options granted will be the closing market price on the date of grant. The Company intends to grant stock options and other equity awards in accordance with the foregoing policy without regard to the timing of the release of material non-public information, such as a positive or negative earnings announcement.

Equity Ownership Guidelines

The Company has adopted stock ownership guidelines to further align the interests of the Company’s NEOs and directors with the interests of its stockholders and promote the Company’s commitment to sound corporate governance. Please see “Executive Officer and Director Stock Ownership Guidelines” on page 27 of this proxy statement for more information.

The Company’s insider trading policy prohibits NEOs and directors from making any short sale of the Company’s stock or engaging in any “collar” transaction designed to limit the amount of loss in the event of a decline in the Company’s stock price.

Committee Policy on 280G Excise Taxes

The Company currently has no executive officer contracts providing for excise tax gross ups.

On May 21, 2009, the Committee adopted a policy that in unusual circumstances where the Committee believes that accommodations have to be made to recruit a new executive officer to the Company, limited reimbursement for excise taxes payable may be included in the executive officer’s contracts. In those circumstances, the excise tax “gross ups” will be limited to payments triggered by both a change in control and termination of employment and will be subject to a three-year sunset provision.

Repayment of Certain Bonus and Incentive Payments

In November 2008, the Board adopted a policy requiring the Company to seek repayment of certain bonus and incentive compensation in the event the Company is required to prepare an accounting restatement on an annual financial statement included in an Annual Report on Form 10-K. In such event, the Company’s

Chief Executive Officer and Chief Financial Officer must deposit into an escrow account for the benefit of the Company the difference (if any) between (i) the amount of any cash bonus or incentive compensation for each of the applicable years covered by the restated financial statements previously paid by that officer, minus (ii) the

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Juniper Networks, Inc. Notice of 2013 Annual Meeting and Proxy Statement	49

amount of such cash bonus or incentive compensation that would have been earned by that officer for each of the applicable years had the cash bonus or incentive compensation been determined based on the information contained in the restated financial statements. If a court, arbitrator or committee of independent directors determines that the financial restatement was not due to the gross recklessness or intentional misconduct of the respective officer causing material noncompliance with any financial reporting requirement under the federal securities laws, then the amount deposited by such officer will be returned to the officer, as applicable.

The Impact of Favorable Accounting and Tax Treatment on Compensation Program Design

Favorable accounting and tax treatment of the various elements of our compensation program is a relevant consideration in their design. However, the Company and the Committee have placed a higher priority on structuring flexible compensation programs to promote the recruitment, retention and performance of Section 16 officers than on maximizing tax deductibility. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Tax Code”), places a limit of $1,000,000 on the amount of compensation that Juniper Networks may deduct in any one year with respect to certain executive officers. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Committee has not adopted a policy requiring all compensation to be deductible.

There is an exception to the $1,000,000 limitation for certain performance-based compensation meeting certain requirements. The Company believes that the stock options granted, as well as performance share awards granted in 2011 and in the future, under the 2006 Plan, will meet the terms of the exception. RSUs are not considered performance-based under Section 162(m) of the Tax Code and, as such, are generally not deductible by the Company to the extent that the total value of such non-performance based compensation for NEOs exceeds the $1 million limit. Prior to the 2011 annual meeting, the Company did not seek stockholder approval of its annual cash incentive plans, and therefore, payments under those prior plans may not be fully deductible.

Commencing with compensation paid for fiscal year 2012, the Committee believes the Company will be able to make a significant portion of annual cash incentive compensation fully deductible performance-based compensation under Tax Code Section 162(m).

The Company believes it has amended all executive officer arrangements covered by Tax Code Section 409A in a timely manner.

Compensation Committee Report

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and included in this proxy statement beginning on page 29 with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

THE COMPENSATION COMMITTEE David Schlotterbeck (Chairman) J. Michael Lawrie William R. Stensrud

Executive Compensation

Compensation Committee Interlocks and Insider Participation

During fiscal year 2012, the Compensation Committee consisted of Messrs. Schlotterbeck, Lawrie and Stensrud. Mr. Stensrud served as chairman of the committee until November 15, 2012, when he was succeeded by Mr. Schlotterbeck. No member of the

Compensation Committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation-Committee.

Summary Compensation Table

The following table discloses compensation earned in fiscal year 2012 by our named executive officers, or NEOs, who are the persons serving as (a) our Chief Executive Officer or Chief Financial Officer during fiscal 2012, (b) our three other most highly paid executive officers as of December 31, 2012 and (c) an additional individual who would have been one of our three other most highly paid executive officers as of December 31, 2012 but for the fact that the individual was not serving as an executive officer of the Company as of December 31, 2012, and, (i) with respect to Mr. Johnson and Ms. Denholm, each of whom was a named executive officer in 2011 and 2010, their compensation received for each of the fiscal years ending December 31, 2011 and 2010 and (ii) with respect to Ms. Elliott and Messrs. Dyckerhoff and Muglia, each of whom was a named executive officer in 2011, their compensation received for the fiscal year ending December 31, 2011.

Summary Compensation Table

								Non Equity
					Stock		Option	Incentive Plan		All Other
Name and Principal Position	Year	Salary	Bonus		Awards(1)		Awards(1)	Compensation		Compensation		Total
Kevin R. Johnson Chief Executive Officer	2012	$1,000,000	$—		$2,420,000	(3)	$2,710,920	$770,000	(6)	$45,000	(9)	$6,945,920
	2011	$960,000	$—		$4,400,000	(4)	$4,565,850	$754,320	(7)	$13,233	(10)	$10,693,403
	2010	$820,000	$2,000,000	(2)	$2,744,000	(5)	$2,789,130	$1,599,000	(8)	$61,442	(11)	$10,013,572
Robyn M. Denholm Executive Vice President, Chief Financial Officer	2012	$562,500	$—		$2,020,750	(12)	$813,276	$365,625	(6)	$7,883	(15)	$3,770,034
	2011	$543,750	$—		$1,980,000	(13)	$1,368,233	$260,456	(7)	$7,901	(16)	$4,160,340
	2010	$512,500	$—		$878,080	(14)	$929,710	$583,750	(8)	$7,606	(17)	$2,911,646
Stefan Dyckerhoff Executive Vice President, Platform Systems Division	2012	$659,750	$—		$4,598,000	(18)	$1,762,098	$435,435	(6)	$6,405	(20)	$7,461,688
	2011	$506,250	$—		$1,742,400	(19)	$1,809,758	$290,225	(7)	$7,217	(21)	$4,645,260

Gerri Elliott Executive Vice President, Chief Sales Officer	2012	$562,500	$—		$847,000	(22)	$813,276	$365,625	(6)	$21,785	(24)	$2,610,186
	2011	$537,500	$—		$1,980,000	(23)	$1,368,233	$249,400	(7)	$84,846	(25)	$4,219,979

Robert Muglia Executive Vice President of Software Solutions	2012	$750,000	$562,500	(26)	$2,907,250	(28)	$1,762,098	$843,750	(6)	$111,374	(30)	$6,936,972
	2011	$187,500	$187,500	(27)	$2,112,000	(29)	$2,649,150	$83,938	(7)	$37,905	(31)	$5,257,993

Rami Rahim Executive Vice President, Software Solutions Division	2012	$391,667	$200,000		$6,575,897		$—	$278,038	(6)	$7,274	(32)	$7,452,876

(1)	Amounts shown do not reflect compensation actually received by the NEO. Instead, the amounts shown represent an aggregate grant date fair value of stock-related awards in each fiscal year computed in accordance with ASC Topic 718 including the target shares issuable for performance share awards in 2010, 2011 and 2012, restricted stock units and non-qualified stock options. The assumptions used to calculate the value of option awards are set forth under Note 12, Employee Benefit Plans of the Notes to Consolidated Financial Statements included in Juniper Networks Annual Report on Form 10-K for 2012 filed with the SEC on February 26, 2013.
(2)	Amount paid reflects installments of the $5,000,000 sign on bonus to Mr. Johnson agreed to in connection with commencement of employment with the Company.
(3)	The amount shown represents an aggregate grant date fair value of the target shares issuable for performance share awards in 2012. The aggregate grant date fair value of the maximum number of shares issuable for performance shares awards in 2012 is $6,050,000.
(4)	The amount shown represents an aggregate grant date fair value of the target shares issuable for performance share awards in 2011. The aggregate grant date fair value of the maximum number of shares issuable for performance shares awards in 2011 is $11,000,000.
(5)	The amount shown represents an aggregate grant date fair value of the target shares issuable for performance share awards in 2010. The aggregate grant date fair value of the maximum number of shares issuable for performance shares awards in 2010 is $6,860,000.

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Juniper Networks, Inc. Notice of 2013 Annual Meeting and Proxy Statement	51

(6)	Amounts reflect bonuses earned in 2012 but paid in 2013 under the 2012 Juniper Networks annual cash incentive plan.
(7)	Amounts reflect bonuses earned in 2011 but paid in 2012 under the 2011 Juniper Networks annual cash incentive plan.
(8)	Amounts reflect bonuses earned in 2010 but paid in 2011 under the 2010 Juniper Networks annual cash incentive plan.
(9)	Amount consists of costs related to the standard employee benefit portion paid by the Company for life and disability insurance premiums, matching contributions paid under the Company’s 401(k) plan, a taxable gift to Mr. Johnson from the Company and $36,237 in taxable benefit related to use of chartered aircraft.
(10)	Amount consists of costs related to the standard employee benefit portion paid by the Company for life and disability insurance premiums, $625 in matching contributions paid under the Company’s 401(k) plan and $10,138 in taxable benefit related to use of chartered aircraft.
(11)	Amount consists of costs related to the standard employee benefit portion paid by the Company for life and disability insurance premiums, $3,500 for an executive health plan for physicals and $55,473 associated with taxable relocation costs and benefits.
(12)	The amount shown represent an aggregate grant date fair value of the target shares issuable for performance share awards in 2012. The aggregate grant date fair value of the maximum number of shares issuable for performance shares awards in 2012 is $2,117,500.
(13)	The amount shown represent an aggregate grant date fair value of the target shares issuable for performance share awards in 2011. The aggregate grant date fair value of the maximum number of shares issuable for performance shares awards in 2011 is $4,950,000.
(14)	The amount shown represent an aggregate grant date fair value of the target shares issuable for performance share awards in 2010. The aggregate grant date fair value of the maximum number of shares issuable for performance shares awards in 2010 is $2,195,200.
(15)	Amount consists of costs related to the standard employee benefit portion paid by the Company for life and disability insurance premiums, matching contributions paid under the Company’s 401(k) plan, and a taxable gift to Ms. Denholm from the Company.
(16)	Amount consists of costs related to the standard employee benefit portion paid by the Company for life and disability insurance premiums, $4,125 in matching contributions paid under the Company’s 401(k) plan, $1,487 for an executive health plan for physicals and $121 for a taxable gift to Ms. Denholm from the Company.
(17)	Amount consists of costs related to the standard employee benefit portion paid by the Company for life and disability insurance premiums, $1,340 for an executive health plan for physicals and $4,125 in matching contributions paid under the Company’s 401(k) plan.
(18)	The amount shown represent an aggregate grant date fair value of the target shares issuable for performance share awards in 2012. The aggregate grant date fair value of the maximum number of shares issuable for performance shares awards in 2012 is $3,932,500.
(19)	The amount shown represent an aggregate grant date fair value of the target shares issuable for performance share awards in 2011. The aggregate grant date fair value of the maximum number of shares issuable for performance shares awards in 2011 is $4,356,000.
(20)	Amount consists of costs related to the standard employee benefit portion paid by the Company for life and disability insurance premiums, matching contributions paid under the Company’s 401(k) plan and a taxable gift to Mr. Dyckerhoff from the Company.
(21)	Amount consists of costs related to the standard employee benefit portion paid by the Company for life and disability insurance premiums, $815 for an executive health plan for physicals and $4,125 in matching contributions paid under the Company’s 401(k) plan.
(22)	The amount shown represent an aggregate grant date fair value of the target shares issuable for performance share awards in 2012. The aggregate grant date fair value of the maximum number of shares issuable for performance shares awards in 2012 is $2,117,500.
(23)	The amount shown represent an aggregate grant date fair value of the target shares issuable for performance share awards in 2011. The aggregate grant date fair value of the maximum number of shares issuable for performance shares awards in 2011 is $4,950,000.
(24)	Amount consists of costs related to the standard employee benefit portion paid by the Company for life and disability insurance premiums, matching contributions paid under the Company’s 401(k) plan, a taxable gift to Ms. Elliott from the Company and $11,097 in taxable relocation costs.
(25)	Amount consists of costs related to the standard employee benefit portion paid by the Company for life and disability insurance premiums, $2,012 for an executive health plan for physicals, $4,031 in matching contributions paid under the Company’s 401(k) plan, $121 for a taxable gift to Ms. Elliott from the Company and $76,515 in taxable relocation costs.
(26)	Amount paid reflects three of eight installments of the $1,500,000 sign on bonus to Mr. Muglia agreed to in connection with commencement of his employment with the Company.
(27)	Amount paid reflects the first of eight installments of the $1,500,000 sign on bonus to Mr. Muglia agreed to in connection with commencement of his employment with the Company.
(28)	The amount shown represent an aggregate grant date fair value of the target shares issuable for performance share awards in 2012. The aggregate grant date fair value of the maximum number of shares issuable for performance shares awards in 2012 is $3,932,500.
(29)	The amount shown represent an aggregate grant date fair value of the target shares issuable for performance share awards in 2011. The aggregate grant date fair value of the maximum number of shares issuable for performance shares awards in 2011 is $5,280,000.
(30)	Amount consists of costs related to the standard employee benefit portion paid by the Company for life and disability insurance premiums, matching contributions paid under the Company’s 401(k) plan, a taxable gift to Mr. Muglia from the Company and $97,670 in taxable relocation costs.
(31)	Amount consists of costs related to the standard employee benefit portion paid by the Company for life and disability insurance premiums, $234 in matching contributions paid under the Company’s 401(k) plan, $7,974 for taxable gifts to Mr. Muglia from the Company and $29,100 in taxable relocation costs.
(32)	Amount consists of costs related to the standard employee benefit portion paid by the Company for life and disability insurance premiums, matching contributions paid under the Company’s 401(k) plan and $1,342 for an executive health plan for physicals.

Executive Compensation

Grants of Plan-Based Awards for Fiscal 2012

The following table shows all plan-based awards granted to our NEOs during 2012. The option awards identified in the table below are also reported in the Outstanding Equity Awards at Fiscal 2012 Year-End Table on the following page.

								All Other	All Other
								Stock	Stock	Exercise	Grant
								Awards:	Awards:	or Base	Date Fair
								Number of	Number of	Price of	Value of
		Estimated Future Payouts Under			Estimated Future Payouts Under			Shares of	Securities	Option	Stock and
		Non-Equity Incentive Plan Awards(1)			Equity Incentive Plan Awards(2)			Stock or	Underlying	Awards	Option
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Units(3)	Options(4)	($/Sh)	Awards(5)
Kevin R. Johnson	2/14/2012	$—	$1,750,000	$3,500,000
	2/17/2012				—	100,000	250,000				$2,420,000
	2/17/2012							—	300,000	$24.20	$2,710,920
Robyn M. Denholm	2/14/2012	$—	$562,500	$1,125,000
	2/17/2012				—	35,000	87,500				$847,000
	2/17/2012								90,000	$24.20	$813,276
	7/20/2012							75,000			$1,173,750
Stefan Dyckerhoff	2/14/2012	$—	$989,625	$1,979,250
	2/17/2012				—	65,000	162,500				$1,573,000
	2/17/2012								195,000	$24.20	$1,762,098
	2/17/2012							125,000			$3,025,000
Gerri Elliott	2/14/2012	$—	$562,500	$1,125,000
	2/17/2012				—	35,000	87,500				$847,000
	2/17/2012							—	90,000	$24.20	$813,276
Robert Muglia	2/14/2012	$—	$1,125,000	$2,250,000
	2/17/2012				—	65,000	162,500				$1,573,000
	2/17/2012							—	195,000	$24.20	$1,762,098
	10/19/2012							75,000			$1,334,250
Rami Rahim	2/14/2012	$—	$368,750	$737,500
	4/20/2012							200,000			$4,120,000
	5/18/2012							20			$351
	5/18/2012							30			$526
	10/19/2012							138,000			$2,455,020

(1)	Amounts reflect potential cash bonuses payable under the Company’s 2012 Executive Annual Incentive Plan described in “Compensation Discussion and Analysis” above. Actual payment amounts pursuant to the 2012 annual cash incentive plan for Mr. Johnson, Ms. Denholm, Mr. Dyckerhoff, Ms. Elliott, Mr. Muglia and Mr. Rahim are included in the Summary Compensation Table and were $770,000, $365,625, $435,435, $365,265, $843,750 and $278,038, respectively.
(2)	Amounts reflect performance share awards granted in 2012 under the 2006 Plan in accordance with the Company’s Performance Share Plan described in “Compensation Discussion and Analysis” above.
(3)	Each RSU award listed in this column was granted under the 2006 Plan.
(4)	Each stock option award listed in this column was granted under the 2006 Plan.
(5)	Represents an aggregate grant date fair value of stock-related awards in fiscal 2012 computed in accordance with ASC Topic 718 including the grant date fair value for the target shares issuable for the 2012 performance share awards, restricted stock units and non-qualified stock options. The grant date fair value for the maximum shares issuable for the 2012 performance share awards is reflected for each of the NEOs in the footnotes to the Summary Compensation Table above.

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Juniper Networks, Inc. Notice of 2013 Annual Meeting and Proxy Statement	53

Outstanding Equity Awards at Fiscal 2012 Year-End

The following table shows all outstanding equity awards held by our NEOs at December 31, 2012.

	Option Awards						Stock Awards(34)
										Equity
				Equity					Market	Incentive		Equity Incentive
				Incentive					Value of	Plan Awards:		Plan Awards:
				Plan Awards:					Shares	Number of		Market or
	Number of	Number of		Number of			Number of		or Units	Unearned		Payout Value
	Securities	Securities		Securities			Shares or		of Stock	Shares, Units		of Unearned
	Underlying	Underlying		Underlying			Units of		That	or Other		Shares, Units
	Unexercised	Unexercised		Unexercised	Option	Option	Stock That		Have Not	Rights That		or Other Rights
	Options (#)	Options (#)		Unearned	Exercise	Expiration	Have Not		Vested	Have Not		That Have Not
Name	Exercisable	Unexercisable		Options (#)	Price ($)	Date	Vested (#)		($)(35)	Vested (#)		Vested ($)(35)
Kevin R. Johnson	1,400,000	0	(6)		$26.90	9/19/2015
	187,500	12,500	(7)		$26.90	9/19/2015
	287,500	12,500	(9)		$14.68	2/20/2016
	212,500	87,500	(13)		$27.44	2/19/2017
	137,500	162,500	(15)		$44.00	2/18/2018
	0	300,000	(18)		$24.20	2/17/2019
							13,725	(25)	$269,971
							111,168	(27)	$2,186,675
							44,501	(29)	$875,335	33,333	(29)	$655,660
							6,100	(33)	$119,987	66,666	(33)	$1,311,320
Robyn M. Denholm	250,000	0	(4)		$31.61	8/14/2014
	65,000	0	(5)		$25.16	3/21/2015
	30,875	3,250	(9)		$14.68	2/20/2016
	70,833	29,167	(13)		$27.44	2/19/2017
	41,204	48,696	(15)		$44.00	2/18/2018
	0	90,000	(18)		$24.20	2/17/2019
							75,000	(22)	$1,475,250
							35,574	(27)	$699,741
							20,025	(29)	$393,892	15,000	(29)	$295,050
							2,135	(33)	$41,995	23,333	(33)	$458,960
Stefan Dyckerhoff	48,000	16,500	(12)		$25.20	11/20/2016
	51,708	21,292	(13)		$27.44	2/19/2017
	41,204	48,696	(15)		$44.00	2/18/2018
	14,583	35,417	(17)		$21.12	10/21/2018
	0	195,000	(18)		$24.20	2/17/2019
							125,000	(20)	$2,458,750
							11,673	(26)	$229,608
							27,014	(27)	$531,365
							13,350	(29)	$262,595	10,000	(29)	$196,700
							3,965	(33)	$77,992	43,333	(33)	$852,360
							1,220	(32)	$23,997	13,333	(32)	$262,260
Gerri Elliott	71,875	21,875	(11)		$25.19	7/17/2016
	63,750	26,250	(13)		$27.44	2/19/2017
	41,204	48,696	(15)		$44.00	2/18/2018
	0	90,000	(18)		$24.20	2/17/2019
							32,238	(27)	$634,121
							20,025	(29)	$393,892	15,000	(29)	$295,050
							2,135	(33)	$41,995	23,333	(33)	$458,960
Robert Muglia	87,500	212,500	(17)		$21.12	10/21/2018
	0	195,000	(18)		$24.20	02/17/2019
							75,000	(24)	$1,475,250
							7,320	(31)	$143,984	40,000	(31)	$786,800
							3,965	(33)	$77,992	43,333	(33)	$852,360

Executive Compensation

	Option Awards						Stock Awards(34)
										Equity
				Equity					Market	Incentive		Equity Incentive
				Incentive					Value of	Plan Awards:		Plan Awards:
				Plan Awards:					Shares	Number of		Market or
	Number of	Number of		Number of			Number of		or Units	Unearned		Payout Value
	Securities	Securities		Securities			Shares or		of Stock	Shares, Units		of Unearned
	Underlying	Underlying		Underlying			Units of		That	or Other		Shares, Units
	Unexercised	Unexercised		Unexercised	Option	Option	Stock That		Have Not	Rights That		or Other Rights
	Options (#)	Options (#)		Unearned	Exercise	Expiration	Have Not		Vested	Have Not		That Have Not
Name	Exercisable	Unexercisable		Options (#)	Price ($)	Date	Vested (#)		($)(35)	Vested (#)		Vested ($)(35)
Rami Rahim	15,000	0	(1)		$15.00	09/26/2013
	20,000	0	(2)		$24.14	09/17/2014
	3,000	0	(3)		$18.01	03/16/2014
	10,000	0	(5)		$25.16	03/21/2015
	6,000	0	(8)		$16.86	12/19/2015
	16,406	1,094	(10)		$15.09	03/20/2016
	13,489	4,011	(12)		$25.20	11/20/2016
	37,125	16,875	(14)		$29.89	03/19/2017
	22,692	29,176	(16)		$40.26	03/18/2018
							138,000	(21)	$2,714,460
							200,000	(23)	$3,934,000
							132,000	(19)	$2,596,440
							6,670	(26)	$131,199
							20,010	(28)	$393 597
							7,692	(30)	$151,302	5,761	(30)	$113 319

(1)	The option was granted on 9/26/2003. The shares became exercisable as to 25% of the shares on 9/26/2004 and vested monthly thereafter. They were fully vested on 9/26/2007.
(2)	The option was granted on 9/17/2004. The shares became exercisable as to 25% of the shares on 9/17/2005 and vested monthly thereafter. They were fully vested on 9/17/2008.
(3)	The option was granted on 3/16/2007. The shares became exercisable as to 25% of the shares on 3/16/2008 and vested monthly thereafter. They were fully vested on 3/16/2011.
(4)	The option was granted on 8/14/2007. The shares became exercisable as to 25% of the shares on 8/14/2008 and vested monthly thereafter. They were fully vested on 8/14/2011.
(5)	The option was granted on 3/21/2008. The shares became exercisable as to 25% of the shares on 3/21/2009 and vested monthly thereafter. They were fully vested on 3/21/12.
(6)	The option was granted on 9/19/2008. The shares became exercisable as to 25% of the shares on 9/19/2009 and vest monthly thereafter. They were fully vested on 9/19/2012.
(7)	The option was granted on 9/19/2008. The shares become exercisable as to 25% of the shares on 3/1/2010 and vest monthly thereafter to be fully vested on 3/1/2013 assuming continued employment with Juniper Networks.
(8)	The option was granted on 12/19/2008. The shares become exercisable as to 25% of the shares on 12/19/2009 and vested monthly thereafter. They were fully vested on 12/19/2012.
(9)	The option was granted on 2/20/2009. The shares become exercisable as to 25% of the shares on 2/20/2010 and vest monthly thereafter to be fully vested on 2/20/2013 assuming continued employment with Juniper Networks.
(10)	The option was granted on 3/20/2009. The shares become exercisable as to 25% of the shares on 3/20/2010 and vest monthly thereafter to be fully vested on 3/20/2013 assuming continued employment with Juniper Networks.
(11)	The option was granted on 7/17/2009. The shares become exercisable as to 25% of the shares on 7/17/2010 and vest monthly thereafter to be fully vested on 7/17/2013 assuming continued employment with Juniper Networks.
(12)	The option was granted on 11/20/2009. The shares become exercisable as to 25% of the shares on 11/20/2010 and vest monthly thereafter to be fully vested on 11/20/2013 assuming continued employment with Juniper Networks.
(13)	The option was granted on 2/19/2010. The shares become exercisable as to 25% of the shares on 2/19/2011 and vest monthly thereafter to be fully vested on 2/19/2014 assuming continued employment with Juniper Networks.
(14)	The option was granted on 3/19/2010. The shares become exercisable as to 25% of the shares on 3/19/2011 and vest monthly thereafter to be fully vested on 3/19/2014 assuming continued employment with Juniper Networks.
(15)	The option was granted on 2/18/2011. The shares become exercisable as to 25% of the shares on 2/18/2012 and vest monthly thereafter to be fully vested on 2/18/2015 assuming continued employment with Juniper Networks.
(16)	The option was granted on 3/18/2011. The shares become exercisable as to 25% of the shares on 3/18/2012 and vest monthly thereafter to be fully vested on 3/18/2015 assuming continued employment with Juniper Networks.
(17)	The option was granted on 10/21/2011. The shares become exercisable as to 25% of the shares on 10/21/2012 and vest monthly thereafter to be fully vested on 10/21/2015 assuming continued employment with Juniper Networks.
(18)	The option was granted on 2/17/12. The shares become exercisable as to 25% of the shares on 2/17/13 and vest monthly thereafter to be fully vested on 2/17/16 assuming continued employment with Juniper Networks.
(19)	The RSU was granted on 12/23/11. The RSU vests 34% on 12/23/2012, 33% on 12/23/2013, and 33% on 12/23/2014.
(20)	The RSU was granted on 2/17/2012. The RSU vests 25% on each of the four anniversary dates following the grant date.
(21)	The RSU was granted on 10/19/2012. The RSU vests 34% on 10/19/2013, 33% on 10/19/2014, and 33% on 10/19/2015.
(22)	The RSU was granted on 7/20/2012. The RSU vests 34% on 7/20/2013, 33% on 7/20/2014, and 33% on 7/20/2015.
(23)	The RSU was granted on 4/20/2012. The RSU vests 34% on 4/20/2013, 33% on 4/25/2014, and 33% on 4/20/2015.
(24)	The RSU was granted on 10/19/2012. The RSU vests 45% on 4/19/2013, 45% on 4/19/2014, and 10% on 10/19/2015.
(25)	The performance share award was granted on 9/19/2008. The award vests 10% on 2/20/2009, with the balance of the award vesting in four equal increments on the annual anniversary of the grant date. The number of shares that are ultimately received on each vesting date depends on the achievement of objectives for the applicable period.

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Juniper Networks, Inc. Notice of 2013 Annual Meeting and Proxy Statement	55

(26)	The performance share award was granted on 11/20/2009. The award vests 100% on 2/15/2013, however, the number of shares that are ultimately received under the award depends on the achievement of objectives over fiscal year 2010, 2011 and 2012.
(27)	The performance share award was granted on 2/19/2010. The award vests 100% on 2/15/2013, however, the number of shares that are ultimately received under the award depends on the achievement of objectives over fiscal year 2010, 2011 and 2012.
(28)	The performance share award was granted on 3/19/2010. The award vests 100% on 3/19/2013, however, the number of shares that are ultimately received under the award depends on the achievement of objectives over fiscal year 2010, 2011 and 2012.
(29)	The performance share award was granted on 2/18/2011. The award vests 100% on 2/21/2014, however, the number of shares that are ultimately received under the award depends on the achievement of objectives over fiscal year 2011, 2012 and 2013.
(30)	The performance share award was granted on 3/18/2011. The award vests 100% on 2/21/2014, however, the number of shares that are ultimately received under the award depends on the achievement of objectives over fiscal year 2011, 2012 and 2013.
(31)	The performance share award was granted on 10/21/2011. The award vests 20% on 2/17/2012, with the balance of the award vesting in two equal increments on 2/15/2013 and 2/21/2014. The number of shares that are ultimately received on each vesting date depends on the achievement of objectives for the applicable period.
(32)	The performance share award was granted on 10/21/2011. The award vests 100% on 2/20/2015, however, the number of shares that are ultimately received under the award depends on the achievement of objectives over fiscal year 2011, 2012 and 2013.
(33)	The performance share award was granted on 2/17/2012. The award vests 100% on 2/20/2015, however, the number of shares that are ultimately received under the award depends on the achievement of objectives over fiscal year 2012, 2013 and 2014.
(34)	The number of shares and the payout value for the performance share awards set forth in the table reflect the target payout under such awards.
(35)	The closing price of Juniper common stock on 12/31/2012 was $19.67.

Option Exercises and Stock Vested For Fiscal 2012

The following table shows all stock options exercised and value realized upon exercise, and all stock awards vested and value realized upon vesting, by our NEOs during 2012.

	Option Awards		Stock Awards
	Number		Number
	of Shares	Value	of Shares	Value
	Acquired on	Realized on	Acquired on	Realized on
Name	Exercise	Exercise	Vesting	Vesting
Kevin R. Johnson	—	—	255,800	$6,049,528
Robyn M. Denholm	—	—	47,432	$1,147,854
Stefan Dyckerhoff	—	—	—	—
Gerri Elliott	—	—	169,399	$2,417,324
Robert Muglia	—	—	23,040	$557,568
Rami Rahim	3,500	$29,510	82,431	$1,679,025

Equity Compensation Plan Information

The following table provides information as of December 31, 2012 about our common stock that may be issued under the Company’s prior and existing equity compensation plans, including option plans and employee stock purchase plans. The table does not include information with respect to shares subject to outstanding options assumed by the Company in connection with acquisitions of the companies that originally granted those options. Footnote (6) to the table sets forth the total number of shares of the Company’s common stock issuable upon exercise of assumed options as of December 31, 2012, and the weighted average exercise price of those options. No additional options may be granted under those assumed plans.

	Number of
	Securities to be
	Issued Upon		Weighted-	Number of Securities
	Exercise of		Average	Remaining Available for
	Outstanding		Exercise	Future Issuance Under
	Options(3),		Price of	Equity Compensation Plans
	Warrants		Outstanding	(Excluding Securities Reflected
Plan Category	and Rights		Options	in the First Column)
Equity compensation plans approved by security holders(1)	31,336,569	(4)	25.23	66,768,453	(5)
Equity compensation plans not approved by security holders(2)	1,091,309		16.67	—
Total	32,427,878		24.94	66,768,453

Equity Compensation Plan Information

(1)	Includes the 2006 Equity Incentive Plan (the “2006 Plan”), Amended and Restated 1996 Stock Plan (the “1996 Plan”) and the 2008 Employee Stock Purchase Plan (the “2008 Purchase Plan”). Effective May 18, 2006, additional equity awards under the 1996 Plan have been discontinued and new equity awards are being granted under the 2006 Plan. Remaining authorized shares under the 1996 Plan that were not subject to outstanding awards as of May 18, 2006, were canceled on May 18, 2006. The 1996 Plan will remain in effect as to outstanding equity awards granted under the plan prior to May 18, 2006.
(2)	Includes the 2000 Nonstatutory Stock Option Plan (the “2000 Plan”), the material terms of which are described in note 12 of our annual report on Form 10-K for the year ended December 31, 2012. No options issued under this Plan are held by any directors or executive officers. Effective May 18, 2006, additional equity awards under the 2000 Plan have been discontinued and new equity awards are being granted under the 2006 Plan. Remaining authorized shares under the 2000 Plan that were not subject to outstanding awards as of May 18, 2006, were canceled on May 18, 2006. The 2000 Plan will remain in effect as to outstanding equity awards granted under the plan prior to May 18, 2006.
(3)	Excludes 23,206,028 shares subject to restricted stock units and performance share awards outstanding as of December 31, 2012 that were issued under the 2006 Plan.
(4)	Excludes purchase rights accruing under the Company’s 2008 Purchase Plan, which had a remaining stockholder-approved reserve of 9,492,747 shares as of December 31, 2012.
(5)	Consists of shares available for future issuance under the 2006 Plan and the 2008 Purchase Plan. As of December 31, 2012, an aggregate of 57,275,706 and 9,492,747 shares of common stock were available for issuance under the 2006 Plan and the 2008 Purchase Plan respectively. Under the terms of the 2006 Plan, any shares subject to any options under the Company’s 2000 Plan and 1996 Plan that were outstanding on May 18, 2006, and that subsequently expire unexercised, up to a maximum of an additional 75,000,000 shares, will become available for issuance under the 2006 Plan.
(6)	As of December 31, 2012, a total of 1,659,348 shares of the Company’s common stock were issuable upon exercise of outstanding options and 376,803 shares subject to restricted stock units, and 5,138,997 shares subject to restricted stock awards under plans assumed in connection with acquisitions. The weighted average exercise price of those outstanding options is $8.27 per share. No additional options may be granted under those assumed plans.

The following supplemental table provides information as of March 28, 2013, about our common stock that may be issued under the Company’s existing equity compensation plans, including option plans and employee stock purchase plans. The table does not include information with respect to shares subject to outstanding options assumed by the Company in connection with acquisitions of the companies that originally granted those options. Footnote (6) to the table sets forth the total number of shares of the Company’s Common Stock issuable upon exercise of assumed options as of March 28, 2013, and the weighted average exercise price of those options. No additional options may be granted under those assumed-plans.

	Number of		Weighted-
	Securities to be		Average
	Issued Upon		Exercise	Number of Securities
	Exercise of		Price of	Remaining Available for
	Outstanding		Outstanding	Future Issuance Under
	Options(3),		Options,	Equity Compensation Plans
	Warrants		Warrants	(Excluding Securities Reflected
Plan Category	and Rights		and Rights	in the First Column)
Equity compensation plans approved by security holders(1)	27,942,077	(4)	$25.61	51,024,517	(5)
Equity compensation plans not approved by security holders(2)	872,892		$18.13	—
Total	28,814,969		$25.38	51,024,517

(1)	Includes the 2006 Plan, the 1996 Plan and the 2008 Purchase Plan. Effective May 18, 2006, additional equity awards under the 1996 Plan have been discontinued and new equity awards are being granted under the 2006 Plan. Remaining authorized shares under the 1996 Plan that were not subject to outstanding awards as of May 18, 2006, were canceled on May 18, 2006. The 1996 Plan will remain in effect as to outstanding equity awards granted under the plan prior to May 18, 2006.
(2)	Includes the 2000 Nonstatutory Stock Option Plan (the “2000 Plan”), the material terms of which are described in note 12 of our annual report on Form 10-K for the year ended December 31, 2012. No options issued under this Plan are held by any directors or executive officers. Effective May 18, 2006, additional equity awards under the 2000 Plan have been discontinued and new equity awards are being granted under the 2006 Plan. Remaining authorized shares under the 2000 Plan that were not subject to outstanding awards as of May 18, 2006, were canceled on May 18, 2006. The 2000 Plan will remain in effect as to outstanding equity awards granted under the plan prior to May 18, 2006.
(3)	Excludes 25,859,648 shares subject to restricted stock units and performance share awards outstanding as of March 28, 2013 that were issued under the 2006 Plan.
(4)	Excludes purchase rights accruing under the Company’s 2008 Employee Stock Purchase Plan, which had a remaining stockholder-approved reserve of 7,618,878 shares as of March 28, 2013.
(5)	Consists of shares available for future issuance under the 2008 Purchase Plan and the 2006 Plan. As of March 28, 2013, an aggregate of 7,618,878 and 43,405,639 shares of common stock were available for issuance under the 2008 Purchase Plan and the 2006 Plan respectively. Under the terms of the 2006 Plan, any shares subject to any options under the Company’s 2000 Plan and 1996 Plan that were outstanding on May 18, 2006, and that subsequently expire unexercised, up to a maximum of an additional 75,000,000 shares, will become available for issuance under the 2006 Plan.
(6)	As of March 28, 2013, a total of 1,448,019 shares of the Company’s Common Stock were issuable upon exercise of outstanding options and 255,736 and 4,901,734 shares subject to outstanding RSUs and restricted stock awards, respectively, under plans assumed in connection with acquisitions. The weighted average exercise price of those outstanding options is $6.94 per share. No additional options may be granted under those assumed plans.

Juniper Networks, Inc. Notice of 2013 Annual Meeting and Proxy Statement	57

Principal Accountant Fees and Services

The Audit Committee has appointed Ernst & Young LLP, an independent registered public accounting firm, as Juniper Networks’ auditors for the fiscal year ending December 31, 2013. Representatives of Ernst & Young are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Fees Incurred by Juniper Networks for
Ernst & Young LLP

Fees for professional services provided by the Company’s independent registered public accounting firm in each of the last two years are approximately:

	2012	2011
Audit fees	$4,388,232	$3,851,958
Audit-related fees	590,851	438,307
Tax fees	377,293	449,173
All other fees
Total	$5,356,376	$4,739,438

Audit fees are for professional services rendered in connection with the audit of the Company’s annual financial statements and the review of its quarterly financial statements. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements, and are not reported under “Audit Fees”. These services include accounting consultations in connection with transactions, attest services that are required by statute or regulation, and consultations concerning financial accounting and reporting standards. Tax fees are for professional services rendered for tax compliance, tax advice and tax planning.

The Audit Committee pre-approves all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. The Audit Committee has delegated such pre-approval authority to the chairman of the committee. The Audit Committee pre-approved all services performed by the Company’s independent registered public accounting firm in 2012 and 2011.

Report of the Audit Committee of the Board of Directors

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including establishing and maintaining adequate internal control over the Company’s financial reporting. The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for the audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee held 13 meetings during fiscal year 2012.

In this context, the Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management.
2.	The Audit Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380), SAS 99 (Consideration of Fraud in a Financial Statement Audit) and SEC rules discussed in Final Releases Nos. 33-8183 and 33-8183a.
3.	The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by PCAOB Ethics and Independence Rule 3526 (Rule 3526, “Communications with Audit Committees Concerning Independence”) and has discussed with the Company’s independent registered public accounting firm its independence.
4.	Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the Company’s audited financial statements for the fiscal year ended December 31, 2012 be included in Juniper Networks’ Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the SEC.

MEMBERS OF THE AUDIT COMMITTEE

Robert M. Calderoni (Chairman)
Mary Cranston*
Mercedes Johnson
David Schlotterbeck*
____________________

*	Ms. Cranston replaced Mr. Schlotterbeck as a member of the Audit Committee effective November 15, 2012.

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Juniper Networks, Inc. Notice of 2013 Annual Meeting and Proxy Statement	59

Directions to Juniper Networks, Inc. New Corporate Headquarters

1133 Innovation Way
Building A, Aristotle Conference Room
Sunnyvale, CA 94089

From San Francisco Airport:

  Travel south on Highway 101.
  Exit Highway 237 east in Sunnyvale.
  Exit Mathilda and turn left onto Mathilda Avenue.
  Continue on Mathilda Avenue and turn left onto Innovation Way.
  Juniper Networks’ new Corporate Headquarters, Building A, will be on the right side.

From San Jose Airport and points south:

  Travel north on Highway 101 to Mathilda Avenue in Sunnyvale.
  Exit Mathilda Avenue north.
  Continue on Mathilda Avenue past Highway 237 and turn left onto Innovation Way.
  Juniper Networks’ new Corporate Headquarters, Building A, will be on the right side.

From Oakland Airport and the East Bay:

  Travel south on Interstate 880 until you get to Milpitas.
  Turn right on Highway 237 west.
  Continue approximately 10-miles.
  Exit Mathilda Avenue and turn right at the stoplight (Mathilda Avenue).
  Continue on Mathilda Avenue and turn left onto Innovation Way.
  Juniper Networks’ new Corporate Headquarters, Building A, will be on the right side.

JUNIPER NETWORKS, INC.
ATTN: INVESTOR RELATIONS
1194 N. MATHILDA AVENUE
SUNNYVALE, CA 94089-1206

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For	Withhold	For All
		All	All	Except
The Board of Directors recommends you vote FOR the following:
		☐	☐	☐
1.	Election of Directors
Nominees
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

01	Pradeep Sindhu	02	Robert M. Calderoni	03	William F. Meehan

The Board of Directors recommends you vote FOR proposals 2 and 3.		For	Against	Abstain

2.	Ratification of Ernst & Young LLP, an independent registered public accounting firm, as auditors.	☐	☐	☐

3.	Approval of a non-binding advisory resolution on executive compensation.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. (see reverse for instructions)	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The LTR/NPS/10K COMBO is/are available at www.proxyvote.com.

JUNIPER NETWORKS, INC.
2013 ANNUAL MEETING OF STOCKHOLDERS
Tuesday, May 21, 2013
9:00 a.m. Pacific time

Juniper Networks, Inc.
1133 Innovation Way
Building A, Aristotle Conference Room
Sunnyvale, CA 94089
Mailing Address: 1194 N. Mathilda Avenue, Sunnyvale, CA 94089

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 21, 2013

This proxy will be voted as specified on the reverse side. If no choice is specified, the proxy will be voted ''FOR'' the election of the nominees on item 1, "FOR" items 2 and 3, and in the discretion of the proxies with respect to such other business as may properly come before the meeting.
By signing the proxy, you revoke all prior proxies and appoint Robyn M. Denholm and Mitchell Gaynor, and each of them, with full power of substitution, to vote these shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments. The above named proxies are authorized to vote in their discretion upon such other matters as may properly come before the Annual Meeting or any adjournments thereof.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side